AGREEMENT OF MODIFICATION OF
                MORTGAGES AND MORTGAGE NOTES


     THIS AGREEMENT made as of the 1st day of December, 1994 by and between (1) PROGRESS PARTNERS, a New York general partnership having an office at 900 Third Avenue, New York, New York 10022 (hereinafter referred to as the "Mortgagor"), the sole general partners of which are Progress Properties, Inc., a New York corporation having an address c/o Proskauer Rose Goetz & Mendelsohn, 1585 Broadway, New York, New York 10036 ("PPI"), J.R.A. Realty Corp., a New York corporation having an address c/o Proskauer Rose Goetz & Mendelsohn, 1585 Broadway, New York, New York 10036 ("JRA"), P-C 900 Third Associates, a New York limited partnership having an address c/o Proskauer Rose Goetz & Mendelsohn, 1585 Broadway, New York, New York 10036 ("P-C"), the sole general partner of which is PPI, and 900 3rd Avenue Associates, an Illinois general partnership having an address at 900 N. Michigan Avenue, Suite 1900, Chicago, Illinois, 60611 ("Associates"), the sole general partners of which are Carlyle Real Estate Limited Partnership - XIV, an Illinois limited partnership having an address at 900 N. Michigan Avenue, Suite 1900, Chicago, Illinois, 60611, and Carlyle Real Estate Limited Partnership - XV, an Illinois limited partnership having an address at 900 N. Michigan Avenue, Suite 1900, Chicago, Illinois, 60611, and (2) TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation having an office at 730 Third Avenue, New York, New York 10017 (hereinafter referred to as the "Mortgagee").
                         WITNESSETH:
     WHEREAS, the Mortgagee has heretofore made a loan to the Mortgagor in the aggregate principal amount of NINETY-ONE MILLION SEVEN HUNDRED FIFTY THOUSAND AND 00/100THS ($91,750,000.00) DOLLARS (hereinafter referred to as the "Loan");
     WHEREAS, on November 7, 1984, the Mortgagee made the first disbursement under the Loan to the Mortgagor in the amount of EIGHTY-EIGHT MILLION SEVEN HUNDRED FORTY-SEVEN THOUSAND FIVE HUNDRED AND 00/100THS ($88,747,500.00) DOLLARS (hereinafter referred to as the "First Disbursement") and in order to evidence the First Disbursement, the Mortgagee acquired from the Chase Manhattan Bank, N.A. by due negotiation and assignment eighteen (18) Mortgage Notes owned and held by The Chase Manhattan Bank, N.A. (hereinafter referred to as the "Chase Notes") secured by eighteen (18) Mortgages numbered 1 through 18, inclusive, more particularly described in Exhibit A attached hereto and hereby made a part hereof (hereinafter referred to as the "Chase Mortgages"), which constituted a first mortgage on the premises more particularly described in Exhibit B attached hereto and hereby made a part hereof (hereinafter referred to as the "Premises");
     WHEREAS, on November 7, 1984, the Mortgagor and the Mortgagee executed that certain Agreement of Consolidation and Modification of Mortgages and Mortgage Notes dated November 7, 1984, and recorded on November 13, 1984 in the Register's Office of New York County in the State of New York (the "Register's Office") in Reel 847, beginning at Page 303 (hereinafter referred to as the "Initial Consolidation Agreement"), which consolidated, combined and modified, in certain respects, the Chase Notes (as so consolidated, combined and modified, hereinafter collectively referred to as the "Initial Note") and the Chase Mortgages (as so consolidated, combined and modified, hereinafter collectively referred to as the "Initial Consolidated Mortgage");
     WHEREAS, the Initial Note is also secured by an Assignment of Lessor's Interest in Leases dated November 7, 1984 made by the Mortgagor to the Mortgagee, recorded on November 13, 1984 in the Register's Office in Reel 847, beginning at Page 372 (hereinafter referred to as the "Initial Assignment of Leases");
     WHEREAS, on April 8, 1985, the Mortgagee made the second and final disbursement under the Loan to the Mortgagor in the sum of THREE MILLION TWO THOUSAND FIVE HUNDRED AND 00/100THS ($3,002,500.00) DOLLARS (hereinafter referred to as the "Second Disbursement") and, in order to evidence the Second Disbursement, the Mortgagee acquired from PPI, by due negotiation and assignment, three (3) Mortgage Notes owned and held by PPI, as the same were assigned and consolidated (hereinafter collectively referred to as the "Second Note"), secured by three (3) Mortgages, numbered 19 through 21, inclusive, in said Exhibit A, as the same were assigned, consolidated and modified (hereinafter collectively referred to as the "Second Consolidated Mortgage"), which constituted a second mortgage on the Premises;
     WHEREAS, on April 8, 1985, the Mortgagor and the Mortgagee executed that certain Second Agreement of Consolidation and Modification of Mortgages and Mortgage Notes dated April 8, 1985 and recorded on April 11, 1985 in the Register's Office in Reel 896, beginning at Page 1772 (hereinafter referred to as the "Consolidation Agreement"), which
(i) consolidated, combined and modified the Initial Consolidated Mortgage and the Second Consolidated Mortgage (as so consolidated, combined and modified, hereinafter collectively referred to as the "Original Mortgages"), (ii) consolidated, combined and modified the Initial Note and the Second Note (as so consolidated, combined and modified, hereinafter collectively referred to as the "Original Notes") and (iii) modified the Initial Assignment of Leases (as so modified, hereinafter referred to as the "Assignment of Leases");
     WHEREAS, as of December 1, 1994, there is owing on the Original Mortgages and Original Notes the aggregate principal balance of EIGHTY NINE MILLION NINE HUNDRED AND FIFTY THREE THOUSAND NINE HUNDRED FIFTY NINE AND 11/100THS ($89,953,959.11) DOLLARS and interest (said principal balance, interest and all other sums which may or shall become due under the Original Notes and/or the Original Mortgages, as heretofore combined, consolidated, modified and amended, being hereinafter collectively referred to as the "Debt"); and
     WHEREAS, the Mortgagor and the Mortgagee have agreed in the manner hereinafter set forth (i) to modify the time and manner of payment of the Debt, including the extension of the maturity date thereof, and to modify other terms and provisions of the Original Notes and the Original Mortgages and (ii) to modify certain terms and provisions of the Assignment of Leases.
     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mortgagor hereby represents and warrants to and covenants and agrees with the Mortgagee as follows:

     I. Ratification, Confirmation and Spreading of Mortgages. The Mortgagor hereby acknowledges, confirms and agrees that the Original Mortgages constitute in law but one single, consolidated mortgage, a first and prior lien covering and encumbering the entire Mortgaged Property (as defined in the Original Mortgages) and securing the consolidated principal sum of EIGHTY NINE MILLION NINE HUNDRED AND FIFTY THREE THOUSAND NINE HUNDRED FIFTY NINE AND 11/100THS ($89,953,959.11) DOLLARS, together with interest thereon as hereinafter provided, and shall hereafter be deemed to contain only all of the terms, covenants, agreements, obligations, conditions and provisions with respect to the Original Mortgages as are contained in the Initial Consolidated Mortgage and the Second Consolidated Mortgage, as such terms, covenants, agreements, obligations, conditions and provisions are modified by the Consolidation Agreement and as further modified hereby (the Original Mortgages, as modified, amended, restated, ratified and confirmed pursuant to the provisions of this Agreement herein set forth, being hereinafter collectively referred to interchangeably as the "Mortgage" or this "Mortgage").
          The Mortgage and the lien thereof is hereby spread to cover the Additional Property (as hereinafter defined), and the Mortgagor does hereby grant, convey and mortgage unto the Mortgagee, and grant a security interest in favor of the Mortgagee in, the Additional Property. As used herein and in the Mortgage, the term "Additional Property" shall mean all of the right, title, estate and interest of the Mortgagor, now owned, or hereafter acquired, in and to (i) the contractual rights and all other rights of the Mortgagor in and under the Taxes and Reserve Escrow Agreement dated as of December 1, 1994 among the Mortgagor, the Mortgagee and the escrow agent (the "T&R Escrow Agent") referred to therein (collectively with any amendments or modifications thereto, and any replacements or restatements thereof, entered into by the parties from time to time, the "T&R Escrow Agreement"), (ii) the sums now or hereafter deposited or on deposit with the T&R Escrow Agent, and all monies, certificates of deposit, accounts, United States Treasury issues or issues of any government agency or other investments held in connection with the Escrow Agreement, together with all interest or other amounts earned thereon, (iii) to the extent permitted by law, the contractual rights and all other rights of the Debtor in and under the letter agreement dated January 17, 1989 by and between Chemical Bank and Mortgagor, referred to therein as "the trustee" (collectively with any amendments and modifications thereto and any restatements and replacements thereof from time to time, the "Existing Security Escrow") and the New NY Escrow Agreement" (as defined in the T&R Escrow Agreement; the T&R Escrow Agreement, the Existing Security Escrow and the New NY Escrow Agreement are herein collectively referred to as the "Escrow Agreement"), (iv) to the extent permitted by law, the sums now or hereafter deposited or on deposit with Chemical Bank and/or another bank serving as the "NY Escrow Holder" as defined in the T&R Escrow Agreement, or any successor escrow agent under the Existing Security Escrow or the New NY Escrow Agreement (the "Security Escrow Agent"; and, together with the T&R Escrow Agent, collectively, the "Escrow Agent"), and (to the extent permitted by law) all monies, certificates of deposit, accounts, United States Treasury issues or issues of any government agency or other investments held in connection with the Escrow Agreement, together with all interest or other amounts earned thereon and (v) all proceeds of the foregoing (to the extent permitted by law). It is expressly understood that all amounts deposited from time to time in the Security Deposit Fund (as such term is defined in the Escrow Agreement) are to be applied subject to compliance with the terms of the applicable leases of the Premises and applicable law. Accordingly, Section I of the Initial Consolidated Mortgage is hereby modified by the addition, immediately after the word "and" on the last line thereof on page 5 of the Initial Consolidated Mortgage, of the following new paragraph:
     "(i) the Additional Property (as such term is defined in the Agreement of Modification of Mortgages, Mortgage Notes and Assignment of Lessor's Interest in Leases dated as of December 1, 1994 between the Mortgagor and the Mortgagee)."

All references herein and in the Mortgage to the term "Mortgaged
Property" shall be deemed to include the Additional Property.

     I. Ratification and Confirmation of Notes. The Mortgagor hereby acknowledges, confirms and agrees that the Original Notes constitute one single note evidencing a coordinated indebtedness in the principal sum of EIGHTY NINE MILLION NINE HUNDRED AND FIFTY THREE THOUSAND NINE HUNDRED FIFTY NINE AND 11/100THS ($89,953,959.11) DOLLARS, together with interest thereon as hereinafter provided, and the Mortgagor acknowledges, confirms and agrees that it is justly indebted to the Mortgagee for the principal sum of EIGHTY NINE MILLION NINE HUNDRED AND FIFTY THREE THOUSAND NINE HUNDRED FIFTY NINE AND 11/100THS ($89,953,959.11) DOLLARS, together with interest thereon as hereinafter provided. The Original Notes shall hereafter be deemed to contain only all of the terms, covenants, agreements, obligations, conditions and provisions with respect to the Original Notes as are contained in the Initial Consolidated Mortgage and the Second Consolidated Mortgage, as such terms, covenants, agreements, obligations, conditions and provisions are modified by the Consolidation Agreement and as further modified hereby (the Original Notes, as modified and amended pursuant to the provisions of this Agreement hereinafter set forth, being hereinafter collectively referred to as the "Note").

     II. Modification of Time and Manner of Payment of the Note. The terms for the time and manner of payment of the Note as set forth in the Note and in the Initial Consolidated Mortgage and the Consolidation Agreement are hereby deleted (which deleted terms constitute (x) the entire portion of Section IV of the Initial Consolidated Mortgage, which appears on pages 6 and 7 thereof, prior to Paragraph A of said Section IV and (y) the entirety of Section IV of the Consolidation Agreement, which appears on pages 8 and 9 of the Consolidation Agreement), and the manner and the time for the payment of the aggregate principal amount of EIGHTY NINE MILLION NINE HUNDRED AND FIFTY THREE THOUSAND NINE HUNDRED FIFTY NINE AND 11/100THS ($89,953,959.11) DOLLARS evidenced by the Note and secured by the Mortgage is hereby modified so that the Mortgagor promises and shall pay to the Mortgagee, or order, at 730 Third Avenue, New York, New York 10017, or at such other place as may be designated, from time to time, in writing by the Mortgagee, the principal sum of EIGHTY NINE MILLION NINE HUNDRED AND FIFTY THREE THOUSAND NINE HUNDRED FIFTY NINE AND 11/100THS ($89,953,959.11) DOLLARS, in lawful money of the United States of America, with interest thereon from the date of this Agreement at the rate of nine and thirty-seven and one-half one hundredths percent (9.375%) per annum (hereinafter referred to as the "Applicable Interest Rate") as follows:
          (i) Commencing on January 1, 1995 and monthly thereafter on the first day of each of the next succeeding eighty-two (82) consecutive calendar months to and including November 1, 2001, installments of SEVEN HUNDRED FORTY-EIGHT THOUSAND ONE HUNDRED AND NINETY-ONE AND 48/100THS ($748,191.48) DOLLARS each shall be due and payable each of which installments shall be applied first to the payment in full of interest accrued and unpaid on the principal balance of the Note calculated at the Applicable
     Interest Rate and then in reduction of the principal balance of the Note; and

          (ii) The entire unpaid principal balance of the Note, together with all interest accrued and unpaid thereon calculated at the Applicable Interest Rate and all other sums due under the Note and the Mortgage, shall be due and payable on December 1, 2001 (hereinafter referred to as the "Maturity Date").

     The Mortgagor acknowledges that the monthly installments of principal and interest provided for in clause (i) above will not fully repay the principal of the Note and that a balloon payment of the entire unpaid principal balance, together with accrued and unpaid interest thereon, shall be due on the Maturity Date. The Mortgagee has made no agreement to make financing available to the Mortgagor in connection with such balloon payment.

     I. Further Modification of Time and Manner of Payment of the Note. In addition to the modifications hereinabove set forth, the Initial Consolidated Mortgage is hereby further modified as follows:
          A. Paragraph A of Section IV of the Initial Consolidated Mortgage, which appears on pages 7 and 8 thereof, is hereby deleted and the following new paragraph is hereby substituted therefor:
          "A. The indebtedness evidenced by the Note may not be prepaid prior to December 1, 1998. From and after December 1, 1998, such indebtedness may be prepaid, in whole, but not in part, upon not less than sixty (60) days prior written notice to the Mortgagee and upon simultaneous payment of the greater of (a) an amount equal to the Prepayment Percentage (as hereinafter defined) times the then outstanding principal balance of the Note, or (b) the amount by which the sum of the Discounted Values (as hereinafter defined) of all Note Payments (as hereinafter defined) from the date of prepayment to and including the Maturity Date, calculated at the Discount Rate (as hereinafter defined), exceeds the amount of the prepaid principal. The indebtedness evidenced by the Note may be prepaid without premium during the one hundred and twenty (120) day period immediately preceding the Maturity Date. As used in this Mortgage, the following terms shall have the respective meanings set forth below:

          'Discount Rate' shall mean the yield on a U.S. Treasury issue selected by the Mortgagee, as published in the Wall Street Journal, two weeks prior to prepayment, having a maturity date corresponding (or most closely corresponding, if not identical) to December 1, 2001, and a coupon rate corresponding (or most closely corresponding, if not identical) to nine and thirty-seven and one-half one hundredths percent (9.375%) per annum;

          'Discounted Value' shall mean the discounted value of a Note Payment based on the following formula:

                    NP     = Discounted Value
               (1 + R/12)n

               NP = Amount of Note Payment

               R =  Discount Rate

               n = the number of months between the date of prepayment and the scheduled date of the Note
                    Payment in question, rounded to the nearest integer;

          'Note Payments' shall mean (i) any scheduled payments of principal and/or interest on the indebtedness evidenced by the Note (but excluding all other payments under the Note, the Mortgage, the Reserve Escrow Agreement (as hereinafter defined) and any other documents which evidence or secure such indebtedness) for the period between the date of prepayment and the Maturity Date and (ii) the scheduled repayment of the principal balance of the Note at the Maturity Date.

          'Prepayment Percentage' shall mean (a) from December 1, 1998 to November 30, 1999, Six Percent (6%) and (b) for each successive twelve (12) month period thereafter, One-Half (1/2) of One Percent (1%) less than the percentage applicable in the immediately preceding twelve (12) month period."

          A. Paragraph B of Section IV of the Initial Consolidated Mortgage, which appears on page 8 thereof, is hereby modified by the addition, on line 4 of said Paragraph B immediately following the words "the Mortgage", of the following: "or the Taxes and Reserve Escrow Agreement dated as of December 1, 1994 among Mortgagor, Mortgagee and the escrow agent referred to therein" and by the substitution on line 16 for the words "eighteen percent (18%)" the words "fourteen and thirty-seven and one-half one hundredths percent (14.375%)".
          B. Paragraph F of Section IV of the Initial Consolidated Mortgage, which appears on pages 9 and 10 thereof, is hereby deleted and replaced by the following:
     "F. This Paragraph F consists of subparagraphs 1 through 6, inclusive, as set forth below:

     1. Notwithstanding any provisions in the Note or in the Mortgage or in any other Loan Document (as hereinafter defined) to the contrary, (except as provided in subparagraphs 2 and 3 of this Paragraph F) it is expressly understood and agreed that if Mortgagee at any time takes action to enforce the collection of the indebtedness secured by the Mortgage or by any other Loan Document, Mortgagee will proceed to foreclose the Mortgage instead of instituting suit upon the Note. If a lesser sum is realized from the foreclosure of the Mortgage and sale of the Mortgaged Property than the amount then due and owing under or arising out of the Note, the Mortgage, or any other Loan Document, Mortgagee will never (except as provided in subparagraphs 2 and 3 of this Paragraph F) institute any action, suit, claim or demand in law or in equity against Mortgagor, or against any individual or entity that is a Recourse Entity (as hereinafter defined) or that was, is or becomes a partner, directly or indirectly through one or more other partnerships, in (or any other affiliated or related persons or entities of) Mortgagor, for or on account of the deficiency. Notwithstanding any provisions in the Note or in the Mortgage or in any other Loan Document to the contrary, (except as provided in subparagraphs 2 and 3 of this Paragraph F) it is expressly understood and agreed that if Mortgagee at any time takes action to enforce (or to recover any loss or damage by reason of a breach or failure of performance of) any agreement or obligation of Mortgagor under the Mortgage or under any other Loan Document (other than an action to enforce the collection of the indebtedness secured by the Mortgage or by any other Loan Document or the collection of any deficiency in respect of such indebtedness, all such actions to enforce or recover as to collection being subject to the two immediately preceding sentences) (any action or suit to enforce or recover as to any such agreement or obligation (excluding actions to enforce collection, as aforesaid) being herein referred to as "Non-Collection Actions"), (i) Mortgagee will not institute any action, suit, claim or demand in law or in equity against any individual or entity that is a Recourse Entity (as hereinafter defined) or that was, is or becomes a partner, directly or indirectly through one or more other partnerships, in (or any other affiliated or related persons or entities of) Mortgagor, except to the extent such action, suit, claim or demand is necessary or appropriate in order to either (x) institute an action, suit, claim or demand against Mortgagor or (y) enforce (without collection of such indebtedness or such deficiency) Mortgagee's rights with respect to the Mortgaged Property or any other collateral for the Note or for such indebtedness, and (ii) notwithstanding the foregoing exception in clause (i) above, Mortgagee shall not, in any Non-Collection Action, recover against any individual or entity that is a Recourse Entity or that was, is or becomes a partner, directly or indirectly through one or more other partnerships, in (or any other affiliated or related persons or entities of) Mortgagor, provided, however, that nothing in this sentence shall limit or affect Mortgagee's right to institute any action, suit, claim or demand against Mortgagor itself.

     2.  Subject in all events to the provisions of subparagraphs
     4 and 5 of this Paragraph F, nothing contained in subparagraph 1 of this Paragraph F will in any way affect or impair:

          (a) the lien of the Mortgage which will remain in full force and inure to the benefit of Mortgagee;

          (b) subject to the last two sentences of this subparagraph 2, any representation or warranty of title made in the Mortgage, all of which will remain in full force and inure to the benefit of Mortgagee;

          (c) Mortgagee's rights, as against Mortgagor or any Recourse Entities (as hereinafter defined), to the extent provided for under the Environmental Indemnity (as hereinafter defined), subject to the provisions of Paragraph
     7 of the Environmental Indemnity;

          (d) subject to the last sentence of this subparagraph 2, Mortgagee's rights, as against Mortgagor or any Recourse Entities, under Paragraph 10 of Section V of the Initial Consolidated Mortgage, to the extent costs and expenses covered by said Paragraph 10 relate to upholding or defending the Mortgage as having been duly authorized, executed and delivered (provided, however, that, so long as (i) Mortgagor and the Recourse Entities acknowledge their continuing liability under this Paragraph F and
     (ii) Mortgagor and the Recourse Entities are defending and upholding the validity of the Mortgage as an enforceable first lien, this clause (d) shall not cover costs and expenses of upholding or defending the due authorization, execution and delivery of the Mortgage Amendment (as hereinafter defined);

          (e) Mortgagee's rights to proceed against any collateral under the Escrow Agreement (as hereinafter defined) or the New NY Escrow Agreement (as such term is defined in the Escrow Agreement) or to exercise any of Mortgagee's rights under the Escrow Agreement or the New NY Escrow Agreement or to apply any such collateral or other amounts recovered pursuant to the Escrow Agreement or the New NY Escrow Agreement in accordance with the Escrow Agreement or in accordance with the New NY Escrow Agreement, as the case may be (subject, as to this clause (e), to the provisions of Paragraph 13(m) of the Escrow Agreement and the corresponding provisions of the New NY Escrow Agreement); or

          (f) Mortgagee's rights to proceed against any collateral under the Assignment of Leases (as defined in the Modification Agreement (as hereinafter defined)) or to exercise any of Mortgagee's rights under the Assignment of Leases or to apply any such collateral or other amounts recovered pursuant to the Assignment of Leases in accordance with the Assignment of Leases (subject, as to this clause
     (f), to the provisions of Paragraph 15 of the Assignment of Leases).

     If and to the extent that Mortgagee determines that the matters as to which Mortgagor has liability under subparagraph (b) or (d) of the immediately preceding sentence, as the case may be, are also matters as to which Lawyers Title Insurance Corporation, TICOR Title Guarantee Company and TICOR Title Insurance Company, or their successors or assigns (collectively, the "Title Companies") are liable under the title insurance policies issued to Mortgagee in connection with the Modification Agreement, Mortgagee will not commence an action or proceeding to enforce personal liability pursuant to subparagraph (b) or (d), as the case may be, with respect to such matters until Mortgagee (i) has sought recourse against the Title Companies for such matters and (ii) has determined that such recourse against the Title Companies either will not result in reasonably prompt payment of all claims of Mortgagee or will not provide full protection of Mortgagee's rights as to such matters (Mortgagee's determinations as described in this clause (ii) shall be conclusive and binding), provided, however, that nothing in this sentence shall prevent Mortgagee from taking such actions as Mortgagee reasonably deems necessary (including, without limitation, the filing of proofs of claim) to preserve Mortgagee's rights against any or all of Mortgagor and the Recourse Entities and provided, further, that nothing in this subparagraph 2 of this Paragraph F shall limit any rights or remedies of Mortgagee other than, to the extent restricted by this subparagraph 2, the right to commence or prosecute an action or proceeding to enforce personal liability. Any determination by Mortgagee that the Title Companies are not liable shall, as between Mortgagor and Mortgagee, be conclusive and binding for purposes of this subparagraph 2, but such determination shall not waive or limit in any manner the rights of any party against the Title Companies.

     3. The following are excluded and excepted from the provisions of subparagraph 1 of this Paragraph F and Mortgagee may recover personally against Mortgagor and the Recourse Entities (subject in all events to the provisions of subparagraphs 4 and 5 of this Paragraph F) for the following:

          (i) all losses, damages or liabilities suffered by Mortgagee arising out of any fraud or wilful or intentional misrepresentation by Mortgagor or 900 3rd Avenue Associates, an Illinois general partnership ("Associates") in connection with (a) the execution and delivery of any of the Loan Documents (excluding any fraud or misrepresentation relating thereto by or on behalf of any partner of Mortgagor (other than Associates)), or (b) Mortgagor's performance of any of its obligations under the Loan Documents after December 1, 1994.

          (ii) in the event of any material default by Mortgagor under any of the Loan Documents that is not cured prior to the expiration of the applicable notice or grace period, if any, under such Loan Document (Mortgagee's determinations as to whether a default is material shall be conclusive and binding) (such material defaults being herein called "Recourse Income Defaults"), all Income (as hereinafter defined) which is either:

               (A) received after the Default Date (as
     hereinafter defined) by or on behalf of Mortgagor (including receipt by Mortgagor or Mortgagor's agents, representatives, property managers, successors or assigns but excluding receipt by Mortgagee or any receiver (a "Receiver") appointed for the Mortgaged Property and excluding receipt by a successor or assign (a "Mortgagee Successor") which takes title to the Mortgaged Property through or after a foreclosure or other exercise of rights under the Mortgage or by conveyance in lieu of such exercise of rights under the Mortgage); or

               (B) on deposit on the Default Date in one or more accounts used by Mortgagor or Mortgagor's agents, representatives, property managers, successors or assigns (excluding Mortgagee or any Receiver or Mortgagee Successor) in connection with the operation of the Mortgaged Property;

     except to the extent any such Income is (x) so long as the Escrow Agreement is in effect, either (I) deposited into the General Reserve Fund (as such term is defined in the Escrow Agreement) pursuant to the Escrow Agreement, or (II) applied to Permitted Expenses or to Individually Approved Expenses (as such terms are defined in the Escrow Agreement) to the extent permitted under the Escrow Agreement, or (y) from and after the date the Escrow Agreement ceases to be in effect, properly applied to the normal and customary expenses and operations of the Mortgaged Property (subject to all of the aforesaid deposits and applications being documented by evidence reasonably satisfactory to Mortgagee) (all such Income described in clauses (ii)(A) or (ii)(B) above in respect of which documentation of the aforesaid deposit or application is either not furnished to Mortgagee or is not reasonably satisfactory to Mortgagee being herein referred to as "Recourse Income"), provided, however, that if any such Recourse Income Default shall have been fully cured prior to acceleration of the maturity of the indebtedness evidenced by the Note, then, solely for purposes of determining the liability of Mortgagor and the Recourse Entities under this clause (ii) of this subparagraph 3, such Recourse Income Default shall be treated as if it had not occurred (but without limiting any rights or remedies of Mortgagee in respect of such default other than rights or remedies relating to personal liability, personal recourse, or personal recovery);

          (iii) an amount equal to all security deposits collected by or on behalf of Mortgagor (including collection by Mortgagor or Mortgagor's agents, representatives, property managers, successors or assigns but excluding collection by Mortgagee or any Receiver or Mortgagee Successor) and not either (x) properly refunded to tenants to the extent required under the terms of the applicable leases, (y) paid to the Escrow Agent or the NY Escrow Holder (as such terms are defined in the Escrow Agreement) in accordance with the Escrow Agreement or the New NY Escrow Agreement (as such term is defined in the Escrow Agreement) or (z) paid to Mortgagee to the extent permitted by law and in accordance with the Loan Documents, and all advance rents collected by or on behalf of Mortgagor (including collection by Mortgagor or Mortgagor's agents, representatives, property managers, successors or assigns but excluding collection by Mortgagee or any Receiver or Mortgagee Successor) (i.e., rents paid more than one month in advance) and not properly applied in due course (proper refunding or application being documented by evidence reasonably satisfactory to Mortgagee);

          (iv) in the event of any Recourse Income Default, the replacement cost of any items of personalty or any fixtures which constitute security for the indebtedness secured by the Mortgage and which are removed from the Mortgaged Property by Mortgagor or by any person or any entity on behalf of Mortgagor on or after the Default Date, provided, however, that if any such Recourse Income Default shall have been fully cured prior to acceleration of the maturity of the indebtedness evidenced by the Note, then, solely for purposes of determining the liability of Mortgagor and the Recourse Entities under this clause (iv) of this subparagraph 3, such Recourse Income Default shall be treated as if it had not occurred (but without limiting any rights or remedies of Mortgagee in respect of such default other than rights or remedies relating to personal liability, personal recourse, or personal recovery);

          (v) all losses, damages or liabilities suffered by Mortgagee arising from any acts of commission or omission by Mortgagor that result in waste (as such term is defined under the laws of the State of New York) upon the Mortgaged Property; and

          (vi)  any insurance or condemnation proceeds
     attributable to the Mortgaged Property that are received by or on behalf of Mortgagor (with such receipt being determined in the same manner as receipt of Income under subparagraph 3(ii)(A) above of this Paragraph F) and not applied in accordance with the terms of the Mortgage or any insurance and condemnation proceeds that were received by or on behalf of Mortgagor (with such receipt being determined as aforesaid) and not paid to Mortgagee when required under the terms of the Mortgage.

     4. Notwithstanding the foregoing provisions of this Paragraph F or any other provisions of the Mortgage, the Note or any of the other terms or provisions of the Loan Documents, none of JMB Realty Corporation, a Delaware corporation ("JMB Realty"), Progress Properties, Inc., a New York corporation ("PPI"), J.R.A. Realty Corp., a New York corporation ("JRA"), or P-C 900 Third Associates, a New York limited partnership ("P-C") (JMB Realty, PPI, JRA and P-C being herein collectively referred to as the "Initial Exempt Entities"), nor any Additional Exempt Persons (as hereinafter defined) shall have any direct or indirect personal liability to Mortgagee under, for or in connection with any of the obligations set forth in the Mortgage, the Note or any other of the Loan Documents, including, but without limitation, any of the provisions set forth in subparagraphs 2 and 3 of this Paragraph F, provided, however, that in no event shall the Initial Exempt Entities or the Additional Exempt Persons include the Recourse Entities or an Owner Entity (as hereinafter defined).
     Unless such successor or assign is an Owner Entity or a Recourse Entity, Initial Exempt Entities shall include successors or assigns of Initial Exempt Entities. Notwithstanding the foregoing provisions of this Paragraph F or any other provisions of the Mortgage, the Note or any of the other terms or provisions of the Loan Documents, if title to the Mortgaged Property is conveyed to a creditworthy entity which is either acceptable to Mortgagee, in Mortgagee's sole discretion or which Mortgagee approves in accordance with subparagraph (g) of Paragraph 17 of the Initial Consolidated Mortgage (such creditworthy entity which is either acceptable to Mortgagee in Mortgagee's sole discretion or which Mortgagee so approves in accordance with said subparagraph (g) being herein referred to as an "Approved Transferee"), and such Approved Transferee duly authorizes, executes, acknowledges and delivers to Mortgagee an assumption agreement, in recordable form and otherwise satisfactory to Mortgagee in all respects, pursuant to which such Approved Transferee assumes and agrees to pay and perform all liabilities and obligations (as such liabilities and obligations are limited pursuant to this Paragraph F) of Mortgagor and the Recourse Entities (whether such liabilities and obligations arise before, during or after such conveyance) under the Mortgage, the Note, the Escrow Agreement and all the other Loan Documents (other than the Environmental Indemnity), then, upon approval in writing by Mortgagee of such Approved Transferee and approval in writing by Mortgagee of such assumption agreement executed and acknowledged by such Approved Transferee, Mortgagee shall, at Mortgagor's expense, execute and deliver to Mortgagor a release pursuant to which Mortgagor and the Recourse Entities shall be released by Mortgagee from all liabilities and obligations under the Mortgage, the Note, the Escrow Agreement and all the other Loan Documents (other than the Environmental Indemnity), provided, however, that unless and until all of the conditions of this sentence shall have been satisfied in full and Mortgagee shall have executed and delivered such release to Mortgagor, all of the liabilities and obligations of the Mortgagor and the Recourse Entities under the Mortgage, the Note, the Environmental Indemnity, the Escrow Agreement and all the other Loan Documents shall remain unchanged and in full force and effect (subject to the first sentence of this subparagraph 4 of this Paragraph F) and provided, further that in no event shall any transfer, approval or release referred to the Mortgage or any other Loan Document (other than the Environmental Indemnity) limit or affect the liability of Mortgagor and the Recourse Entities under the Environmental Indemnity, which Environmental Indemnity shall remain in full force and effect (subject to the provisions of Paragraph 7 of the Environmental Indemnity) unless and until terminated in accordance with the terms of the Environmental Indemnity.

     5. Notwithstanding the foregoing provisions of this Paragraph F or any other provisions of the Mortgage, the Note or any other Loan Document, for purposes of the Note, the Mortgage and each other Loan Document, neither the deficit capital account of any direct or indirect partner in Mortgagor, nor any obligation of any direct or indirect partner in Mortgagor to restore a deficit capital account or to contribute capital to Mortgagor or to any direct or indirect partner in Mortgagor, shall be deemed to be the property or asset of Mortgagor or the applicable direct or indirect partner in Mortgagor, as the case may be, and Mortgagee shall not have the right to collect, enforce or proceed against or with respect to any such deficit capital account or obligation to restore or contribute.

     6.  As used herein:

          (i)  the term "Associates" shall mean 900 3rd Avenue
     Associates, an Illinois general partnership,

          (ii) the term "Carlyle-XIV" shall mean Carlyle Real Estate Limited Partnership - XIV, an Illinois limited partnership,

         (iii) the term "Carlyle-XV" shall mean Carlyle Real Estate Limited Partnership-XV, an Illinois limited partnership,

          (iv) the term "Loan Documents" shall mean the Note, the Mortgage and all other documents evidencing or securing or otherwise executed or delivered in connection with the loan evidenced by the Note and also including the Environmental Indemnity, as any of the foregoing shall be amended or modified from time to time in accordance with their respective terms (it being understood, however, that the Environmental Indemnity is entirely independent of said loan and does not evidence or secure said loan),

          (v) the term "Environmental Indemnity" shall mean the Environmental Indemnity dated as of December 1, 1994 from Mortgagor, Associates, Carlyle-XIV and Carlyle-XV, as amended or modified from time to time in accordance with its terms,

          (vi) the term "Escrow Agreement" shall mean the Taxes and Reserve Escrow Agreement dated as of December 1, 1994 among Mortgagor, Mortgagee and the escrow agent referred to therein, as amended or modified from time to time in accordance with its terms,

          (vii) the term "Recourse Entities" shall mean all the following: (a) Associates (but excluding, solely as to this clause (a), any partners (directly or indirectly) of a partner of Associates), (b) Carlyle-XIV (but excluding, solely as to this clause (b), any partners (directly or indirectly) of Carlyle-XIV), (c) Carlyle-XV (but excluding, solely as to this clause (c), any partners (directly or indirectly) of Carlyle-XV) and (d) the respective successors and assigns of the entities covered by clauses (a), (b) and
     (c) above, but excepting, as to all of clauses (a), (b), (c) and (d) above, their respective employees and authorized agents, (it being understood that the exclusion of any partner under any of clauses (a), (b) or (c) shall not constitute per se an exclusion under any of the other clauses),

           (viii) the term "Owner Entity" shall mean Progress Partners, a New York general partnership, but excluding (a) PPI, JRA, P-C 900 and their respective successors and assigns, (b) any direct or indirect partners (an "Excluded Partner") in a partner of (I) Associates or (II) any successor or assign of Associates and (c) the successors or assigns of any Excluded Partners,

             (ix) the term "Additional Exempt Persons" shall mean all of the following: (a) any individual or entity that was, is or becomes a partner in Carlyle-XIV, Carlyle-XV, PPI, JRA or P-C, directly or indirectly through one or more other partnerships, (b) any officer, director, employee, shareholder, trustee, beneficiary or agent of JMB Realty Corporation, PPI, JRA or P-C or of any such direct or indirect partner in Carlyle-XIV, Carlyle XV, PPI, JRA or P-C, and (c) the respective successors or assigns of such individuals or entities covered under clause (a) above and the respective successors or assigns of the officers, directors, employees, shareholders, trustees, beneficiaries or agents covered under clause (b) above, provided, however, that in no event shall the Additional Exempt Persons include the Recourse Entities or an Owner Entity,

          (x) the term "Initial Consolidated Mortgage" shall mean the Agreement of Consolidation and Modification of Mortgages and Mortgage Notes dated November 7, 1984 between
     Mortgagor and Mortgagee,

          (xi) the term "Default Date" shall mean the date a Recourse Income Default by Mortgagor occurs (whether or not notice of the default constituting such Recourse Income Default has been given and whether or not any applicable grace period has expired and regardless of when Mortgagee makes the determination that such default is a material default),

          (xii) the term "Income" shall mean all rents and other revenues, payments or reimbursements of any kind whatsoever (including all payments and contributions from tenants for taxes, insurance, operating expenses, and common area maintenance charges) derived from the Mortgaged Property (it being understood that, at such time as any security deposits or the proceeds thereof become property of Mortgagor free and clear of any obligations in respect thereof to any tenants, such security deposits or proceeds shall be considered as included in Income), and

          (xiii) the term "Modification Agreement" shall mean the Agreement of Modification of Mortgages and Mortgage Notes in
     Leases dated as of December 1, 1994 between Mortgagor and Mortgagee."



          A. Except as modified hereby, Paragraphs A through G, inclusive of Section IV of the Initial Consolidated Mortgage, which appear on pages 8 through 10, inclusive, thereof, remain unchanged and in full force and effect.

     I. Modification of Initial Consolidated Mortgage and Second Consolidated Mortgage. In addition to the modifications hereinabove set forth, the Initial Consolidated Mortgage and the Second Consolidated Mortgage are hereby further modified as follows:
          A. Paragraph 3 of Section V of the Initial Consolidated Mortgage (as modified by the Second Consolidated Mortgage and the Consolidation Agreement) is (i) hereby entitled Paragraph 3(a) and (ii) hereby modified by the addition, at the end of said Paragraph 3(a), of the following:
     "During the period that the Escrow Agreement (as defined below in Paragraph 3(b)) is in effect, the foregoing provisions of this Paragraph 3(a) shall not apply, and from and after the termination of the Escrow Agreement, this Paragraph 3(a) shall be in full force and effect."

In addition, the following new paragraph is hereby added immediately after said Paragraph 3(a), such new paragraph being entitled 3(b):
          "3(b). Taxes and Reserve Escrow Agreement. The Mortgagor and the Mortgagee have entered into a Taxes and Reserve Escrow Agreement dated as of December 1, 1994 (as amended or modified from time to time in accordance with its terms, the 'Escrow Agreement'). Subject to the provisions of the Escrow Agreement, the Mortgagor shall deposit into the escrows provided for under the Escrow Agreement, on such dates as are set forth in the Escrow Agreement, Tax Charges and Cash Flow (as such terms are defined in the Escrow Agreement), which payments shall be held and applied in accordance with the Escrow Agreement."

          A. Paragraph 17 of Section V of the Initial Consolidated Mortgage (as modified by the Second Consolidated Mortgage and the Consolidation Agreement) is hereby modified by (i) the addition before the word "and", at the end of clause (ii) of the first sentence of said Paragraph 17 on page 28 of the Initial Consolidated Mortgage, of the following: "and P-C 900 Third Associates, a New York limited partnership", (ii) the addition, immediately before the words "the sole shareholder(s)" at the beginning of clauses (iii) and (iv) of the first sentence of Paragraph 17 on page 28 of the Initial Consolidated Mortgage, of the words "to the best knowledge of Mortgagor," (iii) the addition, immediately following clause (v) of said first sentence on page 29 of the Initial Consolidated Mortgage, of the following new clause: "and (vi) the sole general partner of P-C 900 Third Associates is Progress Properties, Inc., a New York corporation", (iv) the deletion after the word "changed," appearing in Paragraph 17 on line 17 of said page 29 of the Initial Consolidated Mortgage of the following clause:
     ", or if any shareholders of any corporate general partner of the Mortgagor should transfer any shares in said corporate general partner,"

and the substitution therefor of the following new clause:

     "or, if Mortgagor transfers the Premises to another entity (the "Successor Owner") in full compliance with all of the provisions of this Mortgage, but thereafter the partnership composition of such Successor Owner is changed (if such Successor Owner is a partnership) or the ownership (through shareholdings or otherwise) of such Successor Owner is changed (if such Successor Owner is not a partnership), such that, as to any of the cases described above in this sentence, none of Associates, either of the Carlyle Partners or a Carlyle Affiliate, as such terms are hereinafter defined (collectively, the "Associates Group" and individually, an "Associates Group Member") is a general partner of Mortgagor or the Successor Owner (if the Successor Owner is a partnership) or the owner of interests in the Successor Owner (if the Successor Owner is not a partnership) or such that, as to any of the cases described above in this sentence, the Ownership/Control Conditions (as hereinafter defined) which are applicable to Mortgagor or the Successor Owner, as the case may be, are not satisfied in full at all times (as reasonably determined by Mortgagee)",
(v) the deletion of subparagraph (a) appearing on said page 29 of the Initial Consolidated Mortgage and the substitution therefor of the following new paragraph:
     "(a) without the prior consent of the Mortgagee (except with respect to Mortgagee's determination as to satisfaction of the Ownership/Control Conditions), a transfer of the Mortgaged Property to a Successor Owner if all of the following conditions are satisfied in full: (1) such Successor Owner is capable of holding and conveying real property under the laws of the State of New York, (2) an Associates Group Member is a general partner of such Successor Owner (if such Successor Owner is a partnership) or an Associates Group Member is the owner of interests in such Successor Owner (if such Successor Owner is not a partnership) and
     (3) the Ownership/Control Conditions which are applicable to a Successor Owner are satisfied in full at all times (as reasonably determined by Mortgagee);"

(vi) the deletion of subparagraphs (b), (c) and (f) of said Paragraph 17 which appear on pages 29 and 30 of the Initial Consolidated Mortgage (and any references thereto which appear in Paragraph 17), (vii) the deletion of the word "three" from the third line of subparagraph (e), appearing on page 30 of the Initial Consolidated Mortgage, and the addition, at the end of said subparagraph (e), of the words "and P-C 900 Third Associates, a New York limited partnership ("P-C"), provided that, solely as to any transfer by Associates or its successors and assigns (without restricting transfers by Progress Properties, Inc. ("PPI"), J.R.A. Realty Corp. ("JRA") or P-C), the Ownership/Control Conditions as to Mortgagor must be satisfied in full at all times (as reasonably determined by Mortgagee)," (viii) the deletion, from said Paragraph 17 appearing on page 31 of the Initial Consolidated Mortgage, of the following sentence:
     "Upon the execution of the aforesaid assumption agreement and notice letter by the transferee(s) pursuant to any transfer made under clauses (a), (b), (c) or (g) above, the transferor(s) shall be released from any liability hereunder.", and the substitution therefor of the following new sentences:
     "With respect to any transfer made pursuant to clause (a) above, upon satisfaction in full of all of the following conditions: (i) delivery to Mortgagee of a Group Transfer Confirmation (as hereinafter defined), (ii) Mortgagee's determination that the Ownership/Control Conditions have been satisfied in full and (iii) execution of the aforesaid assumption agreement and notice letter by the transferee, the transferor shall be released from any liability hereunder. With respect to any transfer to an Approved Transferee (as such term is defined in Paragraph 43 below) made pursuant to clause (g) above, a release shall be given to the transferor, with respect to the liability of transferor, Associates and the Carlyle Partners under all of the Loan Documents other than the Environmental Indemnity (as such terms are defined in Paragraph 43 below) in accordance with, subparagraph 4 of Paragraph 43 below if and to the extent that the conditions to the giving of such a release as set forth in said subparagraph 4 are satisfied in full.", and (ix) the addition, after the word "paragraph" and before the "period" at the end of Paragraph 17, appearing on page 32 of the Initial Consolidated Mortgage, of the following:
     ", and provided, further, that the foregoing provisions of this Paragraph 17 shall not prohibit or restrict transfers, assignments and conveyances by the general partners of Mortgagor (other than Associates and its successors and assigns) as well as by the partners or shareholders of such general partners of Mortgagor (other than Associates and its successors and assigns), direct or indirect, of their respective ownership interests in the particular partnership, corporation or other entity, without constituting a default hereunder and without causing Mortgagee to have the right to declare the Debt immediately due and payable, except that nothing contained in this proviso shall limit or affect the requirement that, notwithstanding any transfers, assignments and conveyances, the Ownership/Control Conditions as to Mortgagor must be satisfied in full at all times. It is expressly understood and agreed that the parenthetical references in the last proviso to the immediately preceding sentence to the phrase "other than Associates and its successors and assigns" shall mean that (x) Associates and its successors and assigns shall be prohibited and restricted as to transfers, assignments and conveyances in accordance with the provisions of this Paragraph 17 which precede said proviso and (y) such last proviso shall not remove or limit any prohibitions and restrictions on such transfers, assignments and conveyances by Associates and its successors and assigns. Nothing contained in this Paragraph 17 shall limit or reduce the liability of Associates or the Carlyle Partners pursuant to Paragraph 43 hereof (as such liability is described in, and limited by, said Paragraph 43) or pursuant to the other Loan Documents (as such term is defined in Paragraph 43 hereof) (as such liability is set forth in, and limited by, said other Loan Documents). As used in this Paragraph 17, the following terms shall have the respective meanings set forth below:
               (i) the term "Carlyle XIV" shall mean Carlyle Real Estate Limited Partnership - XIV, an Illinois limited partnership,
              (ii)  the term "Carlyle XV" shall mean Carlyle Real
          Estate Limited Partnership - XV, an Illinois limited partnership,
             (iii) the term "Carlyle Affiliate" shall mean a partnership (general or limited), corporation or other entity that, directly or indirectly, controls, is under common control with, or is controlled by, the Carlyle Partners, or either of them, or JBM Realty Corporation,
              (iv) the term "Carlyle Partners" shall mean, collectively, Carlyle XIV and XV,
               (v) the term "Ownership/Control Conditions" shall mean (A) as to Mortgagor, (1) the ownership by one or more Associates Group Members, in the aggregate, of at least 49% of the partnership interests in Mortgagor, (2) the retention by one or more Associates Group Members of at least the control (such control being herein referred to as the "Required Control") over Mortgagor held, as of December 1, 1994, by Associates pursuant to the Mortgagor Agreement, (3) in the case of a transfer by Associates of its partnership interest in Mortgagor, delivery to Mortgagee of a confirmation in writing, set forth in an instrument reasonably satisfactory to Mortgagee, which has been duly executed by Associates and the Carlyle Partners, of their continuing liability to Mortgagee under the Loan Documents
          (as such liability is limited in accordance with the respective terms of the Loan Documents) (such duly executed instrument reasonably satisfactory to Mortgagee being herein referred to as a "Group Transfer Confirmation"), and (4) in the case of a transfer by one or both Carlyle Partners of its or their partnership interests in Associates, delivery to Mortgagee of a confirmation in writing, set forth in an instrument reasonably satisfactory to Mortgagee, which has been duly executed by the Carlyle Partner(s) which are so transferring its or their interests, of its or their continuing liability to Mortgagee under the Loan Documents
          (as such liability is limited in accordance with the respective terms of the Loan Documents), (B) as to a Successor Owner which is a partnership, (1) the ownership by one or more Associates Group Members, in the aggregate, of at least 49% of the partnership interests in such Successor Owner, (2) the holding by one or more Associates Group
          Members of control over such Successor Owner which is, as to such Successor Owner, equivalent to or greater than the Required Control and (3) delivery to Mortgagee of a Group Transfer Confirmation, and (C) as to a Successor Owner which is not a partnership, (1) the ownership by one or more Associates Group Members, in the aggregate, of at least 49% each class of stock of such Successor Owner (if such Successor Owner is a corporation) or 49% of each category of ownership interests of such Successor Owner (in all other cases), (2) the holding by one or more Associates Group Members of control over such Successor Owner which is, as to such Successor Owner, equivalent to or greater than the Required Control and (3) delivery to Mortgagee of a Group Transfer Confirmation, and
               (vi) the term "Mortgagor Agreement" shall mean the Amended and Restated Agreement of General Partnership for Progress Partners, dated August 20, 1984, among Associates, PPI and JRA as amended by Amendment No. 1 to Amended and Restated Agreement of General Partnership for Progress Partners, dated February 26, 1986, among Associates, PPI,
          JRA and P-C 900 Third Associates, without taking into account any amendments, modifications or terminations of such documents.

          A. Paragraph 18 of Section V of the Initial Consolidated Mortgage, which appears on page 32 of the Initial Consolidated Mortgage, is hereby modified by the addition, on line 9 of said Paragraph 18 immediately following the word "herein", of the following: "or in the Escrow Agreement or in the Environmental Indemnity dated as of December 1, 1994 from Mortgagor, Associates and the Carlyle Partners".
          B. Paragraph 27 of Section V of the Initial Consolidated Mortgage, which appears on page 35 of the Initial Consolidated Mortgage, is hereby deleted and the following new paragraphs are substituted therefor:
               "27. Evasion of Prepayment Premium. After default and acceleration of maturity under the Note, this Mortgage, the Escrow Agreement or any of the documents which evidence or secure the indebtedness evidenced by the Note, a tender of payment of
     (i) the amount necessary to satisfy the entire indebtedness made at any time thereafter, (ii) any judgment of foreclosure, or
     (iii) any sum due at foreclosure (including sale under power of sale) and any tender of payment during any redemption period after foreclosure, to the extent permitted by law, will be required to include an evasion of prepayment premium; such required evasion of prepayment premium shall be equal to the greater of (a) an amount equal to nine percent (9%) times the then outstanding principal balance of the Note, or (b) the amount by which the sum of the Discounted Values (as defined in Paragraph A of Section IV of the Agreement of Modification of Mortgages and Mortgage Notes dated as of December 1, 1994 between Mortgagor and Mortgagee (the "Mortgage Amendment")) of all Note Payments (as defined in Paragraph A of
     Section IV of the Mortgage Amendment) from the date of prepayment to the Maturity Date (as defined in Section III of the Mortgage Amendment), calculated at the Default Discount Rate (as herein-after defined), exceeds the amount of prepaid principal. As used in this Mortgage, the term 'Default Discount Rate' shall mean the Discount Rate (as defined in Paragraph A of Section IV of the Mortgage Amendment) less 300 basis points."

          C. That Paragraph 32 thereof of Section V of the Initial Consolidated Mortgage (as modified by the Second Consolidated Mortgage and the Consolidation Agreement) is hereby modified by (i) the deletion of:
          "Progress Partners
          900 Third Avenue
          New York, New York
          ATTN:  Mr. Myles Itkin

          900 3rd Avenue Associates
          875 North Michigan Avenue
          Suite 1900
          Chicago, Illinois 60611
          ATTN:  Mr. Robert Chapman

          Shea & Gould
          330 Madison Avenue
          New York, NY  10017
          ATTN:  S. Fodor, Esq."

from the list of recipients of notices to the Mortgagor and (ii) the substitution therefor of:
          "Progress Partners
          900 Third Avenue
          New York, New York
          ATTN:  Property Manager

          With copies to:

          900 3rd Avenue Associates
          900 North Michigan Avenue
          Suite 1200
          Chicago, Illinois 60611
          ATTN:  Douglas Welker"

          A. Paragraph 43 of Section V of the Initial Consolidated Mortgage and Section XVI of the Second Consolidated Mortgage are both hereby deleted and the following new paragraph is in each case hereby substituted therefor:
     "43. Exculpation. This Paragraph 43 consists of subparagraphs 1 through 6, inclusive, as set forth below:

     1. Notwithstanding any provisions in the Note or in the Mortgage or in any other Loan Document (as hereinafter defined) to the contrary, (except as provided in subparagraphs 2 and 3 of this Paragraph 43) it is expressly understood and agreed that if Mortgagee at any time takes action to enforce the collection of the indebtedness secured by the Mortgage or by any other Loan Document, Mortgagee will proceed to foreclose the Mortgage instead of instituting suit upon the Note. If a lesser sum is realized from the foreclosure of the Mortgage and sale of the Mortgaged Property than the amount then due and owing under or arising out of the Note, the Mortgage, or any other Loan Document, Mortgagee will never (except as provided in subparagraphs 2 and 3 of this Paragraph 43) institute any action, suit, claim or demand in law or in equity against Mortgagor, or against any individual or entity that is a Recourse Entity (as hereinafter defined) or that was, is or becomes a partner, directly or indirectly through one or more other partnerships, in (or any other affiliated or related persons or entities of) Mortgagor, for or on account of the deficiency. Notwithstanding any provisions in the Note or in the Mortgage or in any other Loan Document to the contrary, (except as provided in subparagraphs 2 and 3 of this Paragraph 43) it is expressly understood and agreed that if Mortgagee at any time takes action to enforce (or to recover any loss or damage by reason of a breach or failure of performance of) any agreement or obligation of Mortgagor under the Mortgage or under any other Loan Document (other than an action to enforce the collection of the indebtedness secured by the Mortgage or by any other Loan Document or the collection of any deficiency in respect of such indebtedness, all such actions to enforce or recover as to collection being subject to the two immediately preceding sentences) (any action or suit to enforce or recover as to any such agreement or obligation (excluding actions to enforce collection, as aforesaid) being herein referred to as "Non-Collection Actions"), (i) Mortgagee will not institute any action, suit, claim or demand in law or in equity against any individual or entity that is a Recourse Entity (as hereinafter defined) or that was, is or becomes a partner, directly or indirectly through one or more other partnerships, in (or any other affiliated or related persons or entities of) Mortgagor, except to the extent such action, suit, claim or demand is necessary or appropriate in order to either (x) institute an action, suit, claim or demand against Mortgagor or (y) enforce (without collection of such indebtedness or such deficiency) Mortgagee's rights with respect to the Mortgaged Property or any other collateral for the Note or for such indebtedness, and (ii) notwithstanding the foregoing exception in clause (i) above, Mortgagee shall not, in any Non-Collection Action, recover against any individual or entity that is a Recourse Entity or that was, is or becomes a partner, directly or indirectly through one or more other partnerships, in (or any other affiliated or related persons or entities of) Mortgagor, provided, however, that nothing in this sentence shall limit or affect Mortgagee's right to institute any action, suit, claim or demand against Mortgagor itself.

     2.  Subject in all events to the provisions of subparagraphs
     4 and 5 of this Paragraph 43, nothing contained in subparagraph 1 of this Paragraph 43 will in any way affect or impair:

          (a) the lien of the Mortgage which will remain in full force and inure to the benefit of Mortgagee;

          (b) subject to the last two sentences of this subparagraph 2, any representation or warranty of title made in the Mortgage, all of which will remain in full force and inure to the benefit of Mortgagee;

          (c) Mortgagee's rights, as against Mortgagor or any Recourse Entities (as hereinafter defined), to the extent provided for under the Environmental Indemnity (as hereinafter defined), subject to the provisions of Paragraph
     7 of the Environmental Indemnity;

          (d) subject to the last sentence of this subparagraph 2, Mortgagee's rights, as against Mortgagor or any Recourse Entities, under Paragraph 10 of Section V of the Initial Consolidated Mortgage, to the extent costs and expenses covered by said Paragraph 10 relate to upholding or defending the Mortgage as having been duly authorized, executed and delivered (provided, however, that, so long as (i) Mortgagor and the Recourse Entities acknowledge their continuing liability under this Paragraph 43 and
     (ii) Mortgagor and the Recourse Entities are defending and upholding the validity of the Mortgage as an enforceable first lien, this clause (d) shall not cover costs and expenses of upholding or defending the due authorization, execution and delivery of the Mortgage Amendment (as hereinafter defined);

          (e) Mortgagee's rights to proceed against any collateral under the Escrow Agreement (as hereinafter defined) or the New NY Escrow Agreement (as such term is defined in the Escrow Agreement) or to exercise any of Mortgagee's rights under the Escrow Agreement or the New NY Escrow Agreement or to apply any such collateral or other amounts recovered pursuant to the Escrow Agreement or the New NY Escrow Agreement in accordance with the Escrow Agreement or in accordance with the New NY Escrow Agreement, as the case may be (subject, as to this clause (e), to the provisions of Paragraph 13(m) of the Escrow Agreement and the corresponding provisions of the New NY Escrow Agreement); or

          (f) Mortgagee's rights to proceed against any collateral under the Assignment of Leases (as defined in the Modification Agreement (as hereinafter defined)) or to exercise any of Mortgagee's rights under the Assignment of Leases or to apply any such collateral or other amounts recovered pursuant to the Assignment of Leases in accordance with the Assignment of Leases (subject, as to this clause
     (f), to the provisions of Paragraph 15 of the Assignment of Leases).

     If and to the extent that Mortgagee determines that the matters as to which Mortgagor has liability under subparagraph (b) or (d) of the immediately preceding sentence, as the case may be, are also matters as to which Lawyers Title Insurance Corporation, TICOR Title Guarantee Company and TICOR Title Insurance Company, or their successors or assigns (collectively, the "Title Companies") are liable under the title insurance policies issued to Mortgagee in connection with the Modification Agreement, Mortgagee will not commence an action or proceeding to enforce personal liability pursuant to subparagraph (b) or (d), as the case may be, with respect to such matters until Mortgagee (i) has sought recourse against the Title Companies for such matters and (ii) has determined that such recourse against the Title Companies either will not result in reasonably prompt payment of all claims of Mortgagee or will not provide full protection of Mortgagee's rights as to such matters (Mortgagee's determinations as described in this clause (ii) shall be conclusive and binding), provided, however, that nothing in this sentence shall prevent Mortgagee from taking such actions as Mortgagee reasonably deems necessary (including, without limitation, the filing of proofs of claim) to preserve Mortgagee's rights against any or all of Mortgagor and the Recourse Entities and provided, further, that nothing in this subparagraph 2 of this Paragraph 43 shall limit any rights or remedies of Mortgagee other than, to the extent restricted by this subparagraph 2, the right to commence or prosecute an action or proceeding to enforce personal liability. Any determination by Mortgagee that the Title Companies are not liable shall, as between Mortgagor and Mortgagee, be conclusive and binding for purposes of this subparagraph 2, but such determination shall not waive or limit in any manner the rights of any party against the Title Companies.

     3. The following are excluded and excepted from the provisions of subparagraph 1 of this Paragraph 43 and Mortgagee may recover personally against Mortgagor and the Recourse Entities (subject in all events to the provisions of subparagraphs 4 and 5 of this Paragraph 43) for the following:

          (i) all losses, damages or liabilities suffered by Mortgagee arising out of any fraud or wilful or intentional misrepresentation by Mortgagor or 900 3rd Avenue Associates, an Illinois general partnership ("Associates") in connection with (a) the execution and delivery of any of the Loan Documents (excluding any fraud or misrepresentation relating thereto by or on behalf of any partner of Mortgagor (other than Associates)), or (b) Mortgagor's performance of any of its obligations under the Loan Documents after December 1, 1994.

          (ii) in the event of any material default by Mortgagor under any of the Loan Documents that is not cured prior to the expiration of the applicable notice or grace period, if any, under such Loan Document (Mortgagee's determinations as to whether a default is material shall be conclusive and binding) (such material defaults being herein called "Recourse Income Defaults"), all Income (as hereinafter defined) which is either:

               (A) received after the Default Date (as
     hereinafter defined) by or on behalf of Mortgagor (including receipt by Mortgagor or Mortgagor's agents, representatives, property managers, successors or assigns but excluding receipt by Mortgagee or any receiver (a "Receiver") appointed for the Mortgaged Property and excluding receipt by a successor or assign (a "Mortgagee Successor") which takes title to the Mortgaged Property through or after a foreclosure or other exercise of rights under the Mortgage or by conveyance in lieu of such exercise of rights under the Mortgage); or

               (B) on deposit on the Default Date in one or more accounts used by Mortgagor or Mortgagor's agents, representatives, property managers, successors or assigns (excluding Mortgagee or any Receiver or Mortgagee Successor) in connection with the operation of the Mortgaged Property;

     except to the extent any such Income is (x) so long as the Escrow Agreement is in effect, either (I) deposited into the General Reserve Fund (as such term is defined in the Escrow Agreement) pursuant to the Escrow Agreement, or (II) applied to Permitted Expenses or to Individually Approved Expenses (as such terms are defined in the Escrow Agreement) to the extent permitted under the Escrow Agreement, or (y) from and after the date the Escrow Agreement ceases to be in effect, properly applied to the normal and customary expenses and operations of the Mortgaged Property (subject to all of the aforesaid deposits and applications being documented by evidence reasonably satisfactory to Mortgagee) (all such Income described in clauses (ii)(A) or (ii)(B) above in respect of which documentation of the aforesaid deposit or application is either not furnished to Mortgagee or is not reasonably satisfactory to Mortgagee being herein referred to as "Recourse Income"), provided, however, that if any such Recourse Income Default shall have been fully cured prior to acceleration of the maturity of the indebtedness evidenced by the Note, then, solely for purposes of determining the liability of Mortgagor and the Recourse Entities under this clause (ii) of this subparagraph 3, such Recourse Income Default shall be treated as if it had not occurred (but without limiting any rights or remedies of Mortgagee in respect of such default other than rights or remedies relating to personal liability, personal recourse, or personal recovery);

          (iii) an amount equal to all security deposits collected by or on behalf of Mortgagor (including collection by Mortgagor or Mortgagor's agents, representatives, property managers, successors or assigns but excluding collection by Mortgagee or any Receiver or Mortgagee Successor) and not either (x) properly refunded to tenants to the extent required under the terms of the applicable leases, (y) paid to the Escrow Agent or the NY Escrow Holder (as such terms are defined in the Escrow Agreement) in accordance with the Escrow Agreement or the New NY Escrow Agreement (as such term is defined in the Escrow Agreement) or (z) paid to Mortgagee to the extent permitted by law and in accordance with the Loan Documents, and all advance rents collected by or on behalf of Mortgagor (including collection by Mortgagor or Mortgagor's agents, representatives, property managers, successors or assigns but excluding collection by Mortgagee or any Receiver or Mortgagee Successor) (i.e., rents paid more than one month in advance) and not properly applied in due course (proper refunding or application being documented by evidence reasonably satisfactory to Mortgagee);

          (iv) in the event of any Recourse Income Default, the replacement cost of any items of personalty or any fixtures which constitute security for the indebtedness secured by the Mortgage and which are removed from the Mortgaged Property by Mortgagor or by any person or any entity on behalf of Mortgagor on or after the Default Date, provided, however, that if any such Recourse Income Default shall have been fully cured prior to acceleration of the maturity of the indebtedness evidenced by the Note, then, solely for purposes of determining the liability of Mortgagor and the Recourse Entities under this clause (iv) of this subparagraph 3, such Recourse Income Default shall be treated as if it had not occurred (but without limiting any rights or remedies of Mortgagee in respect of such default other than rights or remedies relating to personal liability, personal recourse, or personal recovery);

          (v) all losses, damages or liabilities suffered by Mortgagee arising from any acts of commission or omission by Mortgagor that result in waste (as such term is defined under the laws of the State of New York) upon the Mortgaged Property; and

          (vi)  any insurance or condemnation proceeds
     attributable to the Mortgaged Property that are received by or on behalf of Mortgagor (with such receipt being determined in the same manner as receipt of Income under subparagraph 3(ii)(A) above of this Paragraph 43) and not applied in accordance with the terms of the Mortgage or any insurance and condemnation proceeds that were received by or on behalf of Mortgagor (with such receipt being determined as aforesaid) and not paid to Mortgagee when required under the terms of the Mortgage.

     4. Notwithstanding the foregoing provisions of this Paragraph 43 or any other provisions of the Mortgage, the Note or any of the other terms or provisions of the Loan Documents, none of JMB Realty Corporation, a Delaware corporation ("JMB Realty"), Progress Properties, Inc., a New York corporation ("PPI"), J.R.A. Realty Corp., a New York corporation ("JRA"), or P-C 900 Third Associates, a New York limited partnership ("P-C") (JMB Realty, PPI, JRA and P-C being herein collectively referred to as the "Initial Exempt Entities"), nor any Additional Exempt Persons (as hereinafter defined) shall have any direct or indirect personal liability to Mortgagee under, for or in connection with any of the obligations set forth in the Mortgage, the Note or any other of the Loan Documents, including, but without limitation, any of the provisions set forth in subparagraphs 2 and 3 of this Paragraph 43, provided, however, that in no event shall the Initial Exempt Entities or the Additional Exempt Persons include the Recourse Entities or an Owner Entity (as hereinafter defined).
     Unless such successor or assign is an Owner Entity or a Recourse Entity, Initial Exempt Entities shall include successors or assigns of Initial Exempt Entities. Notwithstanding the foregoing provisions of this Paragraph 43 or any other provisions of the Mortgage, the Note or any of the other terms or provisions of the Loan Documents, if title to the Mortgaged Property is conveyed to a creditworthy entity which is either acceptable to Mortgagee, in Mortgagee's sole discretion or which Mortgagee approves in accordance with subparagraph (g) of Paragraph 17 of the Initial Consolidated Mortgage (such creditworthy entity which is either acceptable to Mortgagee in Mortgagee's sole discretion or which Mortgagee so approves in accordance with said subparagraph (g) being herein referred to as an "Approved Transferee"), and such Approved Transferee duly authorizes, executes, acknowledges and delivers to Mortgagee an assumption agreement, in recordable form and otherwise satisfactory to Mortgagee in all respects, pursuant to which such Approved Transferee assumes and agrees to pay and perform all liabilities and obligations (as such liabilities and obligations are limited pursuant to this Paragraph 43) of Mortgagor and the Recourse Entities (whether such liabilities and obligations arise before, during or after such conveyance) under the Mortgage, the Note, the Escrow Agreement and all the other Loan Documents (other than the Environmental Indemnity), then, upon approval in writing by Mortgagee of such Approved Transferee and approval in writing by Mortgagee of such assumption agreement executed and acknowledged by such Approved Transferee, Mortgagee shall, at Mortgagor's expense, execute and deliver to Mortgagor a release pursuant to which Mortgagor and the Recourse Entities shall be released by Mortgagee from all liabilities and obligations under the Mortgage, the Note, the Escrow Agreement and all the other Loan Documents (other than the Environmental Indemnity), provided, however, that unless and until all of the conditions of this sentence shall have been satisfied in full and Mortgagee shall have executed and delivered such release to Mortgagor, all of the liabilities and obligations of the Mortgagor and the Recourse Entities under the Mortgage, the Note, the Environmental Indemnity, the Escrow Agreement and all the other Loan Documents shall remain unchanged and in full force and effect (subject to the first sentence of this subparagraph 4 of this Paragraph 43) and provided, further that in no event shall any transfer, approval or release referred to the Mortgage or any other Loan Document (other than the Environmental Indemnity) limit or affect the liability of Mortgagor and the Recourse Entities under the Environmental Indemnity, which Environmental Indemnity shall remain in full force and effect (subject to the provisions of Paragraph 7 of the Environmental Indemnity) unless and until terminated in accordance with the terms of the Environmental Indemnity.

     5. Notwithstanding the foregoing provisions of this Paragraph 43 or any other provisions of the Mortgage, the Note or any other Loan Document, for purposes of the Note, the Mortgage and each other Loan Document, neither the deficit capital account of any direct or indirect partner in Mortgagor, nor any obligation of any direct or indirect partner in Mortgagor to restore a deficit capital account or to contribute capital to Mortgagor or to any direct or indirect partner in Mortgagor, shall be deemed to be the property or asset of Mortgagor or the applicable direct or indirect partner in Mortgagor, as the case may be, and Mortgagee shall not have the right to collect, enforce or proceed against or with respect to any such deficit capital account or obligation to restore or contribute.

     6.  As used herein:

          (i)  the term "Associates" shall mean 900 3rd Avenue
     Associates, an Illinois general partnership,

          (ii) the term "Carlyle-XIV" shall mean Carlyle Real Estate Limited Partnership - XIV, an Illinois limited partnership,

         (iii) the term "Carlyle-XV" shall mean Carlyle Real Estate Limited Partnership-XV, an Illinois limited partnership,

          (iv) the term "Loan Documents" shall mean the Note, the Mortgage and all other documents evidencing or securing or otherwise executed or delivered in connection with the loan evidenced by the Note and also including the Environmental Indemnity, as any of the foregoing shall be amended or modified from time to time in accordance with their respective terms (it being understood, however, that the Environmental Indemnity is entirely independent of said loan and does not evidence or secure said loan),

          (v) the term "Environmental Indemnity" shall mean the Environmental Indemnity dated as of December 1, 1994 from Mortgagor, Associates, Carlyle-XIV and Carlyle-XV, as amended or modified from time to time in accordance with its terms,

          (vi) the term "Escrow Agreement" shall mean the Taxes and Reserve Escrow Agreement dated as of December 1, 1994 among Mortgagor, Mortgagee and the escrow agent referred to therein, as amended or modified from time to time in accordance with its terms,

          (vii) the term "Recourse Entities" shall mean all the following: (a) Associates (but excluding, solely as to this clause (a), any partners (directly or indirectly) of a partner of Associates), (b) Carlyle-XIV (but excluding, solely as to this clause (b), any partners (directly or indirectly) of Carlyle-XIV), (c) Carlyle-XV (but excluding, solely as to this clause (c), any partners (directly or indirectly) of Carlyle-XV) and (d) the respective successors and assigns of the entities covered by clauses (a), (b) and
     (c) above, but excepting, as to all of clauses (a), (b), (c) and (d) above, their respective employees and authorized agents, (it being understood that the exclusion of any partner under any of clauses (a), (b) or (c) shall not constitute per se an exclusion under any of the other clauses),

           (viii) the term "Owner Entity" shall mean Progress Partners, a New York general partnership, but excluding (a) PPI, JRA, P-C 900 and their respective successors and assigns, (b) any direct or indirect partners (an "Excluded Partner") in a partner of (I) Associates or (II) any successor or assign of Associates and (c) the successors or assigns of any Excluded Partners,

             (ix) the term "Additional Exempt Persons" shall mean all of the following: (a) any individual or entity that was, is or becomes a partner in Carlyle-XIV, Carlyle-XV, PPI, JRA or P-C, directly or indirectly through one or more other partnerships, (b) any officer, director, employee, shareholder, trustee, beneficiary or agent of JMB Realty Corporation, PPI, JRA or P-C or of any such direct or indirect partner in Carlyle-XIV, Carlyle XV, PPI, JRA or P-C, and (c) the respective successors or assigns of such individuals or entities covered under clause (a) above and the respective successors or assigns of the officers, directors, employees, shareholders, trustees, beneficiaries or agents covered under clause (b) above, provided, however, that in no event shall the Additional Exempt Persons include the Recourse Entities or an Owner Entity,

          (x) the term "Initial Consolidated Mortgage" shall mean the Agreement of Consolidation and Modification of Mortgages and Mortgage Notes dated November 7, 1984 between
     Mortgagor and Mortgagee,

          (xi) the term "Default Date" shall mean the date a Recourse Income Default by Mortgagor occurs (whether or not notice of the default constituting such Recourse Income Default has been given and whether or not any applicable grace period has expired and regardless of when Mortgagee makes the determination that such default is a material default),

          (xii) the term "Income" shall mean all rents and other revenues, payments or reimbursements of any kind whatsoever (including all payments and contributions from tenants for taxes, insurance, operating expenses, and common area maintenance charges) derived from the Mortgaged Property (it being understood that, at such time as any security deposits or the proceeds thereof become property of Mortgagor free and clear of any obligations in respect thereof to any tenants, such security deposits or proceeds shall be considered as included in Income), and

          (xiii) the term "Modification Agreement" shall mean the Agreement of Modification of Mortgages and Mortgage Notes in
     Leases dated as of December 1, 1994 between Mortgagor and Mortgagee."


          A. Paragraph 57 of Section V of the Initial Consolidated Mortgage is hereby deleted in its entirety.
          B.
          C. Paragraph 63 of Section V of the Initial Consolidated Mortgage (as modified by the Second Consolidated Mortgage and the Consolidation Agreement) is hereby deleted and the following new paragraph is substituted therefor:
               "Certificate of Occupancy. The Mortgagor represents and warrants to the Mortgagee that Permanent Certificate of Occupancy No. 104802 dated March 23, 1994 (hereinafter referred to as the "Permanent Certificate") has been duly issued by the Department of Buildings of the City of New York. The Mortgagor hereby covenants and agrees that at the sole cost and expense of the Mortgagor, it will take all steps necessary and will comply with all applicable laws, rules and regulations so that the Improvements are and will continue to comply with all laws, rules and regulations (including, without limitation, zoning, environmental and building laws, rules and regulations) applicable thereto and that it will take all action necessary and appropriate so that the Permanent Certificate will remain in full force and effect. If any representation or warranty of the Mortgagor in this paragraph contained shall prove to be false or misleading in any respect, or if the Permanent Certificate expires or is revoked for any reason whatsoever or if the Mortgagor shall otherwise fail to duly observe and perform all or any of its covenants and agreements contained in this paragraph, then a default shall be deemed to have occurred hereunder and in addition to all other remedies for such default contained in this Mortgage or as provided by law, the Mortgagee may, at its option, declare the entire Debt to be immediately due and payable. The Mortgagor hereby indemnifies and holds harmless the Mortgagee for any loss or damage sustained by the Mortgagee resulting from (a) failure of the Improvements and the use and occupancy thereof to comply with all applicable zoning, building and environmental laws, rules and regulations, (b) the expiration or revocation of the Permanent Certificate for any reason whatsoever, and (c) a breach by the Mortgagor of any other covenant and agreement of the Mortgagor in this paragraph contained."

          D. Section V of the Initial Consolidated Mortgage is hereby modified by the addition, at the end thereof on page 52 of the Initial Consolidated Mortgage, of the following new Paragraphs 68 and 69:
     "68. Environmental Compliance. Mortgagor hereby represents and warrants that:

      1. to the best of Mortgagor's knowledge, the Mortgaged Property and the operations presently conducted thereon are not in violation of any zoning ordinances, building codes or Environmental Laws (hereinafter defined);

      2. to the best of Mortgagor's knowledge, during the period that Mortgagor has owned the Mortgaged Property, the Mortgaged Property has not been used for the generation, treatment, storage or disposal of any hazardous substance, except to the extent permitted under Paragraph 69;

      3. to the best of Mortgagor's knowledge, the Mortgaged Property and the operations presently conducted thereon are not the subject of any pending proceeding under any Environmental Laws and are not the subject of threatened proceedings or any pending or threatened investigation or inquiry under any Environmental Laws;

      4. to the best of Mortgagor's knowledge, the use of the Mortgaged Property by any prior owner has not violated any applicable Environmental Laws; and

      5. to the best of Mortgagor's knowledge, Mortgagor has duly obtained or secured all permits, licenses and other governmental authorizations required or necessary to date for the operation of the Mortgaged Property.

          Mortgagor hereby covenants and agrees that:

      1. Mortgagor will cause the Mortgaged Property to be at all times in compliance with all Environmental Laws;

      2. Mortgagor will not generate, handle, use, store, dispose of or treat any hazardous substance or solid waste on the Mortgaged Property except to the extent permitted under paragraph 69;

      3. Mortgagor's operations at the Mortgaged Property will not result in the unlawful or other release of any hazardous substance or solid waste in, on or under the Mortgaged
          Property;

      4. Mortgagor will immediately notify Mortgagee of the occurrence of any violation of which Mortgagor has knowledge, or receipt of any notice or complaint of any violation or alleged violation of any Environmental Laws (the covenant set forth in this clause 4 being herein referred to as the "Environmental Notification Covenant");

      5. Mortgagee, its agents and representatives, may, at Mortgagee's expense (or at Mortgagor's expense in the event that (a) Mortgagee has grounds to believe, in Mortgagee's reasonable judgment, that the inspection described below will disclose a violation of any Environmental Laws or a misrepresentation or breach of any provisions of this Paragraph 68 and (b) Mortgagor fails, upon notice from Mortgagee, to conduct an inspection, of a scope reasonably satisfactory to Mortgagee, within thirty (30) days after Mortgagee's notice, through an independent environmental engineering or consulting firm reasonably satisfactory to Mortgagee or Mortgagor fails to furnish to Lender, promptly after completion of such inspection, a report of such inspection which shall be reasonably satisfactory to Mortgagee as to the scope, thoroughness and amount of detail therein (with customary qualifications reasonably satisfactory to Mortgagee)), from time to time make periodic inspections of the Mortgaged Property and in connection therewith, Mortgagee may make such tests of the air, soil, ground water and building materials, as Mortgagee, its agents and representatives, shall deem reasonably necessary; if the report of an inspection discloses a violation of any Environmental Laws or a breach of any provisions of this Paragraph 68, all of Mortgagor's obligations hereunder shall apply to such violation or breach;

      6. Mortgagor shall use reasonable best efforts to cause any and all tenants or other operators of the Mortgaged Property to conduct their respective businesses so as to comply in all respects with Environmental Laws; and

      7. Without limiting the requirements hereinabove stated, Mortgagor shall perform (or cause to be performed) any clean up of hazardous substances which are placed at the Mortgaged Property either prior to or during Mortgagor's ownership or control of the Mortgaged Property if and to the extent required under any Environmental Laws.

     For purposes of this Mortgage, the term 'Environmental Laws' means and includes any and all laws, statutes, ordinances, rules, regulations, orders, or determinations of any governmental authority having jurisdiction over the Mortgaged Property pertaining to health or to the environment, including without limitation, the Clean Air Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ('CERCLA'), the Federal Water Pollution Control Act, as amended, the Occupational Safety Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976, as amended, ('RCRA'), the Hazardous Materials Transportation Act of 1975, as amended, the Safe Drinking Water Act, as amended, and the Toxic Substances Control Act, as amended. The terms 'hazardous substance', and 'release' have the meanings specified in CERCLA and the terms 'solid waste' and 'disposal' (or 'disposed') have the meanings specified in RCRA. If either CERCLA or RCRA is amended so as to broaden the meaning of any term defined therein, the broader meaning will apply subsequent to the effective date of the amendment. If the laws of New York establish a meaning for 'hazardous substance', 'release', 'solid waste' or 'disposal' which is broader than that specified in either CERCLA or RCRA, the broader meaning applies. As used in this Paragraph 68, the terms "knowledge of Mortgagor", "to the best of Mortgagor's knowledge" and phrases of similar import shall mean the current actual knowledge, after appropriate investigation of the files pertaining to the Mortgaged Property which are under the control of the applicable individual, of (x) Douglas Welker (Asset Manager), Gene Haran (Property Manager), and Scott Bowen (Chief Engineer) and (y) solely as to the Environmental Notification Covenant, any individuals who succeed, as to the Mortgaged Property, to the positions or responsibilities of the individuals listed in clause
     (x) above or to the position of assistant property manager. Mortgagor represents that the persons referred to in clause (x) above have, as of December 1, 1994, primary knowledge of matters related to the ownership, management or operation of the Mortgaged Property.

          "69. Ordinary Use. Mortgagee acknowledges that Mortgagor and/or tenants maintain on the Mortgaged Property certain supplies of paint and varnish for ordinary maintenance, certain cleaning fluids and other similar chemicals used in the operation of the Mortgaged Property, and the supplies used for garage purposes by the garage facilities appurtenant to the leased premises of certain tenants. Notwithstanding anything in this Mortgage to the contrary, maintenance of such supplies for such purposes will not constitute a default hereunder provided that (i) the amounts and types of each of such substances maintained on the Mortgaged Property are limited to those reasonably required or necessary for the normal and ordinary course of operation and maintenance of a first class office building with the facilities presently located on and contemplated for the Mortgaged Property; and (ii) the storage, use and disposal of such substances will at all times be in compliance with any applicable federal, state or local laws, rules, regulations or ordinances and the highest standards followed by the owners of first class office buildings in New York City. The foregoing permitted use, storage, and disposal will not apply to any substance whose use, storage, or disposal in any amount or for any purpose is prohibited by the Environmental Laws."

          A. Wherever reference is made in the Initial Consolidated Mortgage (as modified by the Second Consolidated Mortgage and the Consolidation Agreement) to the sum "NINETY-ONE MILLION SEVEN HUNDRED FIFTY THOUSAND AND NO/100THS ($91,750,000.00) DOLLARS" such reference shall hereafter be deemed to be to the sum "EIGHTY NINE MILLION NINE HUNDRED AND FIFTY THREE THOUSAND NINE HUNDRED FIFTY NINE AND 11/100THS ($89,953,959.11) DOLLARS" and wherever reference is made in the Initial Consolidated Mortgage (as modified by the Second Consolidated Mortgage and the Consolidation Agreement) to the "Debt", such reference shall hereafter be deemed to refer to "Debt" as defined herein.
          B. Wherever reference is made in the Initial Consolidated Mortgage (as modified by the Second Consolidated Mortgage and the Consolidation Agreement) to the "Master Lease," such reference shall be deleted. Without limitation of the foregoing, Paragraph 61 of Section V of the Initial Consolidated Mortgage is hereby deleted in its entirety.


     I.   Further Modification of Assignment of Leases.  The
Assignment of Leases, whose terms, covenants and conditions are hereby expressly incorporated herein by reference and made a part hereof with the same force and effect as though the same were more particularly set forth herein, is hereby modified in the following respects:
          (a)  The principal sum secured thereby as "NINETY-ONE
     MILLION SEVEN HUNDRED FIFTY THOUSAND AND NO/100THS ($91,750,000.00) DOLLARS", as set forth in Section VI of the Consolidation Agreement is hereby modified to be "EIGHTY NINE MILLION NINE HUNDRED AND FIFTY THREE THOUSAND NINE HUNDRED FIFTY NINE AND 11/100THS ($89,953,959.11) DOLLARS";

          (b) The Consolidation Agreement as defined and referred to in the third full paragraph on page 2 thereof is hereby modified to be the Consolidation Agreement as modified by the Agreement of Modification of Mortgages and Mortgage Notes dated as of December 1, 1994 between Assignor and Assignee (as modified from time to time in accordance with its terms, the "Modification Agreement");

          (c) The mortgage notes and the Note referred to in said document shall hereafter be modified to mean and refer to the Original Notes and the Note as described in the Modification
     Agreement;

          (d) The Mortgages or Mortgage referred to in said document shall hereafter be modified to mean and refer to the Original Mortgages and the Mortgage as described in the Modification Agreement; and

          (e) Exhibit B thereto (Schedule of Existing Leases) is hereby modified to refer to Exhibit C hereto.

          (f) Paragraph 15 thereof is hereby deleted and replaced with the following:

     "15. Exculpation. This Paragraph 15 consists of subparagraphs 1 through 6, inclusive, as set forth below:

     1. Notwithstanding any provisions in the Note or in the Mortgage or in any other Loan Document (as hereinafter defined) to the contrary, (except as provided in subparagraphs 2 and 3 of this Paragraph 15) it is expressly understood and agreed that if Assignee at any time takes action to enforce the collection of the indebtedness secured by the Mortgage or by any other Loan Document, Assignee will proceed to foreclose the Mortgage instead of instituting suit upon the Note. If a lesser sum is realized from the foreclosure of the Mortgage and sale of the Premises than the amount then due and owing under or arising out of the Note, the Mortgage, or any other Loan Document, Assignee will never (except as provided in subparagraphs 2 and 3 of this Paragraph 15) institute any action, suit, claim or demand in law or in equity against Assignor, or against any individual or entity that is a Recourse Entity (as hereinafter defined) or that was, is or becomes a partner, directly or indirectly through one or more other partnerships, in (or any other affiliated or related persons or entities of) Assignor, for or on account of the deficiency. Notwithstanding any provisions in the Note or in the Mortgage or in any other Loan Document to the contrary, (except as provided in subparagraphs 2 and 3 of this Paragraph 15) it is expressly understood and agreed that if Assignee at any time takes action to enforce (or to recover any loss or damage by reason of a breach or failure of performance of) any agreement or obligation of Assignor under the Mortgage or under any other Loan Document (other than an action to enforce the collection of the indebtedness secured by the Mortgage or by any other Loan Document or the collection of any deficiency in respect of such indebtedness, all such actions to enforce or recover as to collection being subject to the two immediately preceding sentences) (any action or suit to enforce or recover as to any such agreement or obligation (excluding actions to enforce collection, as aforesaid) being herein referred to as "Non-Collection Actions"), (i) Assignee will not institute any action, suit, claim or demand in law or in equity against any individual or entity that is a Recourse Entity (as hereinafter defined) or that was, is or becomes a partner, directly or indirectly through one or more other partnerships, in (or any other affiliated or related persons or entities of) Assignor, except to the extent such action, suit, claim or demand is necessary or appropriate in order to either (x) institute an action, suit, claim or demand against Assignor or (y) enforce (without collection of such indebtedness or such deficiency) Assignee's rights with respect to the Premises or any other collateral for the Note or for such indebtedness, and (ii) notwithstanding the foregoing exception in clause (i) above, Assignee shall not, in any Non-Collection Action, recover against any individual or entity that is a Recourse Entity or that was, is or becomes a partner, directly or indirectly through one or more other partnerships, in (or any other affiliated or related persons or entities of) Assignor, provided, however, that nothing in this sentence shall limit or affect Assignee's right to institute any action, suit, claim or demand against Assignor itself.

     2.  Subject in all events to the provisions of subparagraphs
     4 and 5 of this Paragraph 15, nothing contained in subparagraph 1 of this Paragraph 15 will in any way affect or impair:

          (a) the lien of the Mortgage which will remain in full force and inure to the benefit of Assignee;

          (b) subject to the last two sentences of this subparagraph 2, any representation or warranty of title made in the Mortgage, all of which will remain in full force and inure to the benefit of Assignee;

          (c) Assignee's rights, as against Assignor or any Recourse Entities (as hereinafter defined), to the extent provided for under the Environmental Indemnity (as hereinafter defined), subject to the provisions of Paragraph
     7 of the Environmental Indemnity;

          (d) subject to the last sentence of this subparagraph 2, Assignee's rights, as against Assignor or any Recourse Entities, under Paragraph 10 of Section V of the Initial Consolidated Mortgage, to the extent costs and expenses covered by said Paragraph 10 relate to upholding or defending the Mortgage as having been duly authorized, executed and delivered (provided, however, that, so long as (i) Assignor and the Recourse Entities acknowledge their continuing liability under this Paragraph 15 and
     (ii) Assignor and the Recourse Entities are defending and upholding the validity of the Mortgage as an enforceable first lien, this clause (d) shall not cover costs and expenses of upholding or defending the due authorization, execution and delivery of the Mortgage Amendment (as hereinafter defined);

          (e) Assignee's rights to proceed against any collateral under the Escrow Agreement (as hereinafter defined) or the New NY Escrow Agreement (as such term is defined in the Escrow Agreement) or to exercise any of Assignee's rights under the Escrow Agreement or the New NY Escrow Agreement or to apply any such collateral or other amounts recovered pursuant to the Escrow Agreement or the New NY Escrow Agreement in accordance with the Escrow Agreement or in accordance with the New NY Escrow Agreement, as the case may be (subject, as to this clause (e), to the provisions of Paragraph 13(m) of the Escrow Agreement and the corresponding provisions of the New NY Escrow Agreement); or

          (f) Assignee's rights to proceed against any collateral under this Assignment or to exercise any of Assignee's rights under this Assignment or to apply any such collateral or other amounts recovered pursuant to this Assignment in accordance with this Assignment so long as Assignee does not commence or prosecute an action or proceeding to enforce personal liability except to the extent permitted under the provisions of this Paragraph 15 (other than this clause (f)).


     If and to the extent that Assignee determines that the matters as to which Assignor has liability under subparagraph (b) or (d) of the immediately preceding sentence, as the case may be, are also matters as to which Lawyers Title Insurance Corporation, TICOR Title Guarantee Company and TICOR Title Insurance Company, or their successors or assigns (collectively, the "Title Companies") are liable under the title insurance policies issued to Assignee in connection with the Modification Agreement, Assignee will not commence an action or proceeding to enforce personal liability pursuant to subparagraph (b) or (d), as the case may be, with respect to such matters until Assignee (i) has sought recourse against the Title Companies for such matters and (ii) has determined that such recourse against the Title Companies either will not result in reasonably prompt payment of all claims of Assignee or will not provide full protection of Assignee's rights as to such matters (Assignee's determinations as described in this clause (ii) shall be conclusive and binding), provided, however, that nothing in this sentence shall prevent Assignee from taking such actions as Assignee reasonably deems necessary (including, without limitation, the filing of proofs of claim) to preserve Assignee's rights against any or all of Assignor and the Recourse Entities and provided, further, that nothing in this subparagraph 2 of this Paragraph 15 shall limit any rights or remedies of Assignee other than, to the extent restricted by this subparagraph 2, the right to commence or prosecute an action or proceeding to enforce personal liability. Any determination by Assignee that the Title Companies are not liable shall, as between Assignor and Assignee, be conclusive and binding for purposes of this subparagraph 2, but such determination shall not waive or limit in any manner the rights of any party against the Title Companies.

     3. The following are excluded and excepted from the provisions of subparagraph 1 of this Paragraph 15 and Assignee may recover personally against Assignor and the Recourse Entities (subject in all events to the provisions of subparagraphs 4 and 5 of this Paragraph 15) for the following:

          (i) all losses, damages or liabilities suffered by Assignee arising out of any fraud or wilful or intentional misrepresentation by Assignor or 900 3rd Avenue Associates, an Illinois general partnership ("Associates") in connection with (a) the execution and delivery of any of the Loan Documents (excluding any fraud or misrepresentation relating thereto by or on behalf of any partner of Assignor (other than Associates)), or (b) Assignor's performance of any of its obligations under the Loan Documents after December 1, 1994.

          (ii) in the event of any material default by Assignor under any of the Loan Documents that is not cured prior to the expiration of the applicable notice or grace period, if any, under such Loan Document (Assignee's determinations as to whether a default is material shall be conclusive and binding) (such material defaults being herein called "Recourse Income Defaults"), all Income (as hereinafter defined) which is either:

               (A) received after the Default Date (as
     hereinafter defined) by or on behalf of Assignor (including receipt by Assignor or Assignor's agents, representatives, property managers, successors or assigns but excluding receipt by Assignee or any receiver (a "Receiver") appointed for the Premises and excluding receipt by a successor or assign (a "Assignee Successor") which takes title to the Premises through or after a foreclosure or other exercise of rights under the Mortgage or by conveyance in lieu of such exercise of rights under the Mortgage); or

               (B) on deposit on the Default Date in one or more accounts used by Assignor or Assignor's agents, representatives, property managers, successors or assigns (excluding Assignee or any Receiver or Assignee Successor) in connection with the operation of the Premises;

     except to the extent any such Income is (x) so long as the Escrow Agreement is in effect, either (I) deposited into the General Reserve Fund (as such term is defined in the Escrow Agreement) pursuant to the Escrow Agreement, or (II) applied to Permitted Expenses or to Individually Approved Expenses (as such terms are defined in the Escrow Agreement) to the extent permitted under the Escrow Agreement, or (y) from and after the date the Escrow Agreement ceases to be in effect, properly applied to the normal and customary expenses and operations of the Premises (subject to all of the aforesaid deposits and applications being documented by evidence reasonably satisfactory to Assignee) (all such Income described in clauses (ii)(A) or (ii)(B) above in respect of which documentation of the aforesaid deposit or application is either not furnished to Assignee or is not reasonably satisfactory to Assignee being herein referred to as "Recourse Income"), provided, however, that if any such Recourse Income Default shall have been fully cured prior to acceleration of the maturity of the indebtedness evidenced by the Note, then, solely for purposes of determining the liability of Assignor and the Recourse Entities under this clause (ii) of this subparagraph 3, such Recourse Income Default shall be treated as if it had not occurred (but without limiting any rights or remedies of Assignee in respect of such default other than rights or remedies relating to personal liability, personal recourse, or personal recovery);

          (iii) an amount equal to all security deposits collected by or on behalf of Assignor (including collection by Assignor or Assignor's agents, representatives, property managers, successors or assigns but excluding collection by Assignee or any Receiver or Assignee Successor) and not either (x) properly refunded to tenants to the extent required under the terms of the applicable leases, (y) paid to the Escrow Agent or the NY Escrow Holder (as such terms are defined in the Escrow Agreement) in accordance with the Escrow Agreement or the New NY Escrow Agreement (as such term is defined in the Escrow Agreement) or (z) paid to Assignee to the extent permitted by law and in accordance with the Loan Documents, and all advance rents collected by or on behalf of Assignor (including collection by Assignor or Assignor's agents, representatives, property managers, successors or assigns but excluding collection by Assignee or any Receiver or Assignee Successor) (i.e., rents paid more than one month in advance) and not properly applied in due course (proper refunding or application being documented by evidence reasonably satisfactory to Assignee);

          (iv) in the event of any Recourse Income Default, the replacement cost of any items of personalty or any fixtures which constitute security for the indebtedness secured by the Mortgage and which are removed from the Premises by Assignor or by any person or any entity on behalf of Assignor on or after the Default Date, provided, however, that if any such Recourse Income Default shall have been fully cured prior to acceleration of the maturity of the indebtedness evidenced by the Note, then, solely for purposes of determining the liability of Assignor and the Recourse Entities under this clause (iv) of this subparagraph 3, such Recourse Income Default shall be treated as if it had not occurred (but without limiting any rights or remedies of Assignee in respect of such default other than rights or remedies relating to personal liability, personal recourse, or personal recovery);

          (v) all losses, damages or liabilities suffered by Assignee arising from any acts of commission or omission by Assignor that result in waste (as such term is defined under the laws of the State of New York) upon the Premises; and

          (vi)  any insurance or condemnation proceeds
     attributable to the Premises that are received by or on behalf of Assignor (with such receipt being determined in the same manner as receipt of Income under subparagraph 3(ii)(A) above of this Paragraph 15) and not applied in accordance with the terms of the Mortgage or any insurance and condemnation proceeds that were received by or on behalf of Assignor (with such receipt being determined as aforesaid) and not paid to Assignee when required under the terms of the Mortgage.

     4. Notwithstanding the foregoing provisions of this Paragraph 15 or any other provisions of the Mortgage, the Note or any of the other terms or provisions of the Loan Documents, none of JMB Realty Corporation, a Delaware corporation ("JMB Realty"), Progress Properties, Inc., a New York corporation ("PPI"), J.R.A. Realty Corp., a New York corporation ("JRA"), or P-C 900 Third Associates, a New York limited partnership ("P-C") (JMB Realty, PPI, JRA and P-C being herein collectively referred to as the "Initial Exempt Entities"), nor any Additional Exempt Persons (as hereinafter defined) shall have any direct or indirect personal liability to Assignee under, for or in connection with any of the obligations set forth in the Mortgage, the Note or any other of the Loan Documents, including, but without limitation, any of the provisions set forth in subparagraphs 2 and 3 of this Paragraph 15, provided, however, that in no event shall the Initial Exempt Entities or the Additional Exempt Persons include the Recourse Entities or an Owner Entity (as hereinafter defined).
     Unless such successor or assign is an Owner Entity or a Recourse Entity, Initial Exempt Entities shall include successors or assigns of Initial Exempt Entities. Notwithstanding the foregoing provisions of this Paragraph 15 or any other provisions of the Mortgage, the Note or any of the other terms or provisions of the Loan Documents, if title to the Premises is conveyed to a creditworthy entity which is either acceptable to Assignee, in Assignee's sole discretion or which Assignee approves in accordance with subparagraph (g) of Paragraph 17 of the Initial Consolidated Mortgage (such creditworthy entity which is either acceptable to Assignee in Assignee's sole discretion or which Assignee so approves in accordance with said subparagraph (g) being herein referred to as an "Approved Transferee"), and such Approved Transferee duly authorizes, executes, acknowledges and delivers to Assignee an assumption agreement, in recordable form and otherwise satisfactory to Assignee in all respects, pursuant to which such Approved Transferee assumes and agrees to pay and perform all liabilities and obligations (as such liabilities and obligations are limited pursuant to this Paragraph 15) of Assignor and the Recourse Entities (whether such liabilities and obligations arise before, during or after such conveyance) under the Mortgage, the Note, the Escrow Agreement and all the other Loan Documents (other than the Environmental Indemnity), then, upon approval in writing by Assignee of such Approved Transferee and approval in writing by Assignee of such assumption agreement executed and acknowledged by such Approved Transferee, Assignee shall, at Assignor's expense, execute and deliver to Assignor a release pursuant to which Assignor and the Recourse Entities shall be released by Assignee from all liabilities and obligations under the Mortgage, the Note, the Escrow Agreement and all the other Loan Documents (other than the Environmental Indemnity), provided, however, that unless and until all of the conditions of this sentence shall have been satisfied in full and Assignee shall have executed and delivered such release to Assignor, all of the liabilities and obligations of the Assignor and the Recourse Entities under the Mortgage, the Note, the Environmental Indemnity, the Escrow Agreement and all the other Loan Documents shall remain unchanged and in full force and effect (subject to the first sentence of this subparagraph 4 of this Paragraph
     15) and provided, further that in no event shall any transfer, approval or release referred to the Mortgage or any other Loan Document (other than the Environmental Indemnity) limit or affect the liability of Assignor and the Recourse Entities under the Environmental Indemnity, which Environmental Indemnity shall remain in full force and effect (subject to the provisions of Paragraph 7 of the Environmental Indemnity) unless and until terminated in accordance with the terms of the Environmental Indemnity.

     5. Notwithstanding the foregoing provisions of this Paragraph 15 or any other provisions of the Mortgage, the Note or any other Loan Document, for purposes of the Note, the Mortgage and each other Loan Document, neither the deficit capital account of any direct or indirect partner in Assignor, nor any obligation of any direct or indirect partner in Assignor to restore a deficit capital account or to contribute capital to Assignor or to any direct or indirect partner in Assignor, shall be deemed to be the property or asset of Assignor or the applicable direct or indirect partner in Assignor, as the case may be, and Assignee shall not have the right to collect, enforce or proceed against or with respect to any such deficit capital account or obligation to restore or contribute.

     6.  As used herein:

          (i)  the term "Associates" shall mean 900 3rd Avenue
     Associates, an Illinois general partnership,

          (ii) the term "Carlyle-XIV" shall mean Carlyle Real Estate Limited Partnership - XIV, an Illinois limited partnership,

         (iii) the term "Carlyle-XV" shall mean Carlyle Real Estate Limited Partnership-XV, an Illinois limited partnership,

          (iv) the term "Loan Documents" shall mean the Note, the Mortgage and all other documents evidencing or securing or otherwise executed or delivered in connection with the loan evidenced by the Note and also including the Environmental Indemnity, as any of the foregoing shall be amended or modified from time to time in accordance with their respective terms (it being understood, however, that the Environmental Indemnity is entirely independent of said loan and does not evidence or secure said loan),

          (v) the term "Environmental Indemnity" shall mean the Environmental Indemnity dated as of December 1, 1994 from Assignor, Associates, Carlyle-XIV and Carlyle-XV, as amended or modified from time to time in accordance with its terms,

          (vi) the term "Escrow Agreement" shall mean the Taxes and Reserve Escrow Agreement dated as of December 1, 1994 among Assignor, Assignee and the escrow agent referred to therein, as amended or modified from time to time in accordance with its terms,

          (vii) the term "Recourse Entities" shall mean all the following: (a) Associates (but excluding, solely as to this clause (a), any partners (directly or indirectly) of a partner of Associates), (b) Carlyle-XIV (but excluding, solely as to this clause (b), any partners (directly or indirectly) of Carlyle-XIV), (c) Carlyle-XV (but excluding, solely as to this clause (c), any partners (directly or indirectly) of Carlyle-XV) and (d) the respective successors and assigns of the entities covered by clauses (a), (b) and
     (c) above, but excepting, as to all of clauses (a), (b), (c) and (d) above, their respective employees and authorized agents, (it being understood that the exclusion of any partner under any of clauses (a), (b) or (c) shall not constitute per se an exclusion under any of the other clauses),

           (viii) the term "Owner Entity" shall mean Progress Partners, a New York general partnership, but excluding (a) PPI, JRA, P-C 900 and their respective successors and assigns, (b) any direct or indirect partners (an "Excluded Partner") in a partner of (I) Associates or (II) any successor or assign of Associates and (c) the successors or assigns of any Excluded Partners,

             (ix) the term "Additional Exempt Persons" shall mean all of the following: (a) any individual or entity that was, is or becomes a partner in Carlyle-XIV, Carlyle-XV, PPI, JRA or P-C, directly or indirectly through one or more other partnerships, (b) any officer, director, employee, shareholder, trustee, beneficiary or agent of JMB Realty Corporation, PPI, JRA or P-C or of any such direct or indirect partner in Carlyle-XIV, Carlyle XV, PPI, JRA or P-C, and (c) the respective successors or assigns of such individuals or entities covered under clause (a) above and the respective successors or assigns of the officers, directors, employees, shareholders, trustees, beneficiaries or agents covered under clause (b) above, provided, however, that in no event shall the Additional Exempt Persons include the Recourse Entities or an Owner Entity,

          (x) the term "Initial Consolidated Mortgage" shall mean the Agreement of Consolidation and Modification of Mortgages and Mortgage Notes dated November 7, 1984 between
     Assignor and Assignee,


          (xi) the term "Default Date" shall mean the date a Recourse Income Default by Assignor occurs (whether or not notice of the default constituting such Recourse Income Default has been given and whether or not any applicable grace period has expired and regardless of when Assignee makes the determination that such default is a material default),

          (xii) the term "Income" shall mean all rents and other revenues, payments or reimbursements of any kind whatsoever (including all payments and contributions from tenants for taxes, insurance, operating expenses, and common area maintenance charges) derived from the Premises (it being understood that, at such time as any security deposits or the proceeds thereof become property of Assignor free and clear of any obligations in respect thereof to any tenants, such security deposits or proceeds shall be considered as included in Income), and

          (xiii) the term "Modification Agreement" shall mean the Agreement of Modification of Mortgages and Mortgage Notes in
     Leases dated as of December 1, 1994 between Assignor and Assignee."


     I. Certain Pledges. Mortgagor hereby represents and warrants to Mortgagee that, to the best knowledge of Associates, no sales, transfers or other assignments of partnership interests in Mortgagor or its general partners have been made or agreed to except that the following pledges and transfer have been made:
     (a) PPI, JRA and P-C have each pledged their partnership interests in Mortgagor, pursuant to Section 10.7 of the Partnership Agreement, to Associates and Mortgagor to secure certain obligations of PPI, JRA and P-C to Associates and Mortgagor;
     (b) Associates has pledged its partnership interest in Mortgagor, pursuant to Section 10.7 of the Partnership Agreement, to PPI, JRA, P-C and Mortgagor to secure certain of Associate's obligations to PPI, JRA, P-C and Mortgagor (such pledge by Associates being herein referred to as the "Associates Pledge";
     (c) PPI and JRA have each pledged their partnership interests in Mortgagor, pursuant to the Promissory Note dated October 27, 1990, from PPI and JRA to First Maryland Savings & Loan, Inc. by the State of Maryland Deposit Insurance Fund Corporation, as Receiver ("First Maryland") and the Security Agreement from PPI and JRA to First
          Maryland to First Maryland Savings & Loan to secure certain of PPI's and JRA's obligations to First Maryland Savings & Loan;
     (d)       PPI, Progress Corporation, N.V., a Netherlands
          Antilles corporation ("NV"), Brissago, S.A., an Uruguay corporation, Anstalt Majola, a Liechtenstein anstalt, and Even International Corp., a Panama corporation, (all of the foregoing, collectively, the "Progress Pledgors") have each pledged their respective shares of stock of PPI, JRA and NV, pursuant to the Schwartz Loan Agreement (as hereinafter defined) to Albert Schwartz to secure certain of their obligations to Albert Schwartz (as used herein, the term "Schwartz Loan Agreement" shall mean the Loan Agreement dated December 2, 1988 among Albert Schwartz and the
          Progress Pledgors);
     (e) PPI has pledged its partnership interests in Mortgagor to Associates, pursuant to the Loan Agreement dated August
          20, 1984, between PPI and Associates and the Security and Pledge Agreement dated August 20, 1984 among PPI, JRA, and Associates; and
     (f) The Federal Deposit Insurance Corporation has succeeded, as receiver, to the limited partnership interest of Central National Bank in P-C.
As used herein, (i) the term "Prior Pledges" shall mean, collectively, all of the pledges and transfers referred to in clauses (a) through (f), inclusive, of the immediately preceding sentence, (ii) the term "Partnership Agreement" shall mean the Amended and Restated Agreement of General Partnership for Progress Partners, dated August 20, 1984, among Associates, PPI and JRA, as amended by Amendment No. 1 to Amended and Restated Agreement of General Partnership for Progress Partners, dated February 26, 1986, among Associates, PPI, JRA and P-C and (iii) the term "Prior Non-Associates Pledges" shall mean the Prior Pledges other than the Associates Pledge. Notwithstanding anything in the Mortgage, Note or any other Loan Document prohibiting or imposing any restrictions on sales, transfers or other assignments of interests in Mortgagor or Mortgagor's general partners, (i) Mortgagee hereby acknowledges the Prior Pledges, (ii) Mortgagee hereby agrees that none of the Prior Pledges shall be considered a breach of any provision of the Mortgage or the Note and (iii) solely as to the Prior Non-Associates Pledges, the exercise of the rights of the pledgee under any Prior Non-Associates Pledges shall not be considered a breach of any provision of the Mortgage or the Note and (iv) any transfer or assignment not permitted by clauses (i), (ii) and (iii) above, including, without limitation, subsequent transfers by the transferee under clause (iii) above, shall be subject to strict compliance with all of the requirements of the Loan Documents, including, without limitation, Paragraph 17 of Section V of the Initial Consolidated Mortgage.

     I. Recording of Agreement. The Mortgagor shall promptly cause this Agreement to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien of the Mortgage upon, and the interest of the Mortgagee in, the Mortgaged Property. The Mortgagor will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution and acknowledgement of this Agreement, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the filing, registration, recording, execution and delivery of this Agreement and the Mortgagor shall hold harmless and indemnify the Mortgagee against any liability incurred by reason of the imposition of any tax on the issuance, making, filing, registration or recording of this Agreement. Nothing in this paragraph contained shall be deemed to require the Mortgagor to pay any franchise, estate, inheritance, succession, capital levy or transfer tax of the Mortgagee or any income, excess profits or revenue tax upon the interest payable by the Mortgagor hereunder or under the Note or the Mortgage.

     II. Warranties, Representations and Covenants of Mortgagor. The Mortgagor represents, warrants and covenants that (a) it continues to be and is now the owner in fee simple of the Mortgaged Property upon which the Mortgage is a valid first consolidated mortgage lien securing the full aggregate amount of principal now owing thereon, namely, EIGHTY NINE MILLION NINE HUNDRED AND FIFTY THREE THOUSAND NINE HUNDRED FIFTY NINE AND 11/100THS ($89,953,959.11) DOLLARS, and interest thereon, covering and encumbering the entire Mortgaged Property free and clear of all liens and encumbrances other than those specific exceptions to title set forth in Schedule B - Part I of the Mortgagee's title insurance policy being contemporaneously herewith delivered to the Mortgagee, which policy insures the first and prior lien of the Mortgage in the full amount of principal (namely, EIGHTY NINE MILLION NINE HUNDRED AND FIFTY THREE THOUSAND NINE HUNDRED FIFTY NINE AND 11/100THS ($89,953,959.11) DOLLARS) and interest now due owing thereon, (b) there are no offsets, counterclaims or defenses against the Debt, this Agreement, the Mortgage or the Note, (c) the Mortgagor (and the undersigned representatives of the Mortgagor) has full power, authority and legal right to execute this Agreement and to keep and observe all of the terms of this Agreement on the Mortgagor's part to be observed or performed, and (d) this Agreement is valid and binding upon the Mortgagor and enforceable against the Mortgagor in accordance with its terms. Whenever the terms, covenants, conditions, warranties or representations contained in the Original Notes and/or the Original Mortgages in any way conflict with the terms, covenants, conditions, warranties and representations contained in this Agreement (including without limitation the modifications to the Original Notes and Original Mortgages), the latter shall prevail, and except as herein expressly modified, all of the terms, covenants, conditions, warranties and representations of the Original Notes and the Original Mortgages are hereby ratified and confirmed, and the Mortgagor does hereby covenant and agree to pay the consolidated principal sum of EIGHTY NINE MILLION NINE HUNDRED AND FIFTY THREE THOUSAND NINE HUNDRED FIFTY NINE AND 11/100THS ($89,953,959.11) DOLLARS, with interest thereon, as evidenced and secured by the Note and the Mortgage, as the Note and the Mortgage are consolidated, modified, restated, ratified and confirmed hereby, and otherwise to observe and perform all of the terms, covenants, conditions, warranties and representations of the Note, the Mortgage and this Agreement.

     III. No Oral Change. This Agreement may not be modified, amended, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, change or termination is sought.

     IV. Agreement Binding. This Agreement shall be binding upon and inure to the benefit of the Mortgagor and the Mortgagee and their respective successors and assigns.

     V. Duplicate Originals. This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

     VI. Invalid Provisions. If any term, covenant or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provisions.

     VII. Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     VIII. Lien Law Covenant. In compliance with Section 13 of the Lien Law of the State of New York, the Mortgagor hereby covenants and agrees that the Mortgagor shall receive the advances secured by the Mortgage as a trust fund to be applied first to pay for the cost of any improvement on the Mortgaged Property before using any part of the total of such advances for any other purpose.

     IX. Authority. The parties executing this Agreement for and on behalf of the Mortgagor do hereby represent and warrant that they have the full power and authority to bind the partnership constituting the Mortgagor and all partners and parties comprising same.

     X. Exculpation. The provisions of Paragraph 43 of Section V of the Initial Consolidated Mortgage, as modified by this Agreement, are hereby incorporated herein by reference as if fully set forth in this paragraph.
     IN WITNESS WHEREOF, the Mortgagor and the Mortgagee have caused this Agreement to be duly executed by their general partners or officers, as the case may be, the day and year first above written.
                    PROGRESS PARTNERS, a New York
                    General Partnership, the Mortgagor

                    By:  Progress Properties, Inc., a New York
                         Corporation, a General Partner

                         By:
                         Albert Schwartz
                               Authorized Signatory


                    By:  900 3rd Avenue Associates, an
                              Illinois General Partnership,
                              a General Partner

                         By:  Carlyle Real Estate
                              Limited Partnership-XIV,
                              an Illinois Limited
                              Partnership, a General Partner

                              By:  JMB Realty Corporation, a
                                   Delaware Corporation, its
                                   General Partner

                                By:
                                   Name: Deborah A. Schenk
                                   Title: Vice President

                         By:  Carlyle Real Estate Limited
                              Partnership-XV, an Illinois Limited
                              Partnership, a General Partner

                              By:  JMB Realty Corporation, a
                                   Delaware corporation, its
                                   General Partner

                                By:_______________________
                                   Name: Deborah A. Schenk
                                   Title: Vice President


                         TEACHERS INSURANCE AND ANNUITY
                           ASSOCIATION OF AMERICA, a New
                           York Corporation, the Mortgagee


                         By:
                              Marita Hornby
                              Assistant Secretary